PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(the “Fund”)
Statement of Additional Information
dated May 1, 2009

The audited financial statements, schedules of investments and auditor’s report included in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2008, are hereby incorporated by reference into and are legally a part of this SAI.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund’s prospectus. The Fund’s prospectus, dated May 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or a semi-annual or annual report, call 1-800-852-4450 or write:

Principal Variable Contracts Funds, Inc.
P. O. Box 8024
Boston, MA 02266-8024

The Principal Variable Contracts Funds, Inc. prospectus may be viewed at www.PrincipalFunds.com.

TABLE OF CONTENTS
Fund History	3
Description of the Fund’s Investments and Risks	4
Management	22
Control Persons & Principal Securities Holders	29
Investment Advisory and Other Services	49
Cost of Manager’s Services	53
Brokerage Allocation and Other Practices	60
Pricing of Fund Shares	68
Multiple Class Structure	69
Tax Status	71
Portfolio Holdings Disclosure	72
Proxy Voting Policies and Procedures	73
General Information	73
Financial Statements	74
Disclosure Regarding Portfolio Managers	74
Appendix A - Description of Bond Ratings	111
Appendix B - Proxy Voting Policies	114

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FUND HISTORY

The Principal Variable Contracts Funds, Inc. (the “Fund”) is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:

  February 13, 1998 to add the International SmallCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Accounts.
  February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts.
  July 27, 2000 to add the International Emerging Markets, LargeCap Growth Equity, and MidCap Growth Equity Accounts and change the name of the Stock Index 500 Account to the LargeCap Stock Index Account.
  May 1, 2001 to change the name of the Aggressive Growth Account to the Equity Growth Account.
  February 1, 2002 to add the LargeCap Blend and LargeCap Value Accounts.
  February 4, 2003 to add the Limited Term Bond Account.
  March 1, 2004 to change the name of the Real Estate Account to Real Estate Securities Account and the Utilities Account to the Equity Income Account.
  October 12, 2004 to add the Equity Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime 2040, LifeTime 2050, and LifeTime Strategic Income Accounts.
  April 11, 2005 to change the name of the International Account to Diversified International Account.
  September 30, 2005 to change the name of the Government Securities Account to Government & High Quality Bond Account and to change the name of the Limited Term Bond Account to Short-Term Bond Account.
  October 2, 2006 to rename the existing share class of each series of the Corporation as Class 1 shares, to add Class 2 shares to the Diversified International, Growth, LargeCap Blend, Money Market, Real Estate Securities, SmallCap Growth, and SmallCap Value series; to add the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, Strategic Asset Management Balanced Portfolio, Strategic Asset Management Conservative Balanced Portfolio, Strategic Asset Management Conservative Growth Portfolio, Strategic Asset Management Flexible Income Portfolio, Strategic Asset Management Strategic Growth Portfolio, and West Coast Equity series, to the Corporation, and add Class 1 and Class 2 shares for each such series.
  On May 17, 2008, to change the name of Principal Variable Contracts Fund, Inc. to Principal Variable Contracts Funds, Inc. and to change the names of the following Accounts:
Former Name	New Name
Bond Account	Bond & Mortgage Securities Account
Capital Value Account	LargeCap Value Account
Equity Growth Account	LargeCap Growth Account I
Equity Income Account I	Equity Income Account
Equity Value Account	LargeCap Value Account II
Growth Account	LargeCap Growth Account
LargeCap Blend Account	LargeCap Blend Account II
LargeCap Stock Index Account	LargeCap S&P 500 Index Account
LargeCap Value Account	LargeCap Value Account III
MidCap Account	MidCap Blend Account
MidCap Growth Account	MidCap Growth Account I
MidCap Value Account	MidCap Value Account II
SmallCap Account	SmallCap Blend Account
SmallCap Growth Account	SmallCap Growth Account II
SmallCap Value Account	SmallCap Value Account I

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Classes offered by each Account are shown in the table below:

Share Class
Account Name	1	2
Asset Allocation Account	X
Balanced Account	X
Bond & Mortgage Securities Account	X
Diversified International Account	X	X
Equity Income Account	X	X
Government & High Quality Bond Account	X
Income Account	X	X
International Emerging Markets Account	X
International SmallCap Account	X
LargeCap Blend Account II	X	X
LargeCap Growth Account	X	X
LargeCap Growth Account I	X
LargeCap S&P 500 Index Account	X
LargeCap Value Account	X
LargeCap Value Account III	X
MidCap Blend Account	X
MidCap Growth Account I	X
MidCap Stock Account	X	X
MidCap Value Account II	X
Money Market Account	X	X
Mortgage Securities Account	X	X
Principal LifeTime 2010 Account	X
Principal LifeTime 2020 Account	X
Principal LifeTime 2030 Account	X
Principal LifeTime 2040 Account	X
Principal LifeTime 2050 Account	X
Principal LifeTime Strategic Income Account	X
Real Estate Securities Account	X	X
SAM Balanced Portfolio	X	X
SAM Conservative Balanced Portfolio	X	X
SAM Conservative Growth Portfolio	X	X
SAM Flexible Income Portfolio	X	X
SAM Strategic Growth Portfolio	X	X
Short-Term Bond Account	X
Short-Term Income Account	X	X
SmallCap Blend Account	X
SmallCap Growth Account II	X	X
SmallCap Value Account I	X	X
West Coast Equity Account	X	X

DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS

Fund Policies

The investment objectives, investment strategies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information contains supplemental information about those strategies and risks and the types of securities the Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

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The investment objective of each Account and, except as described below as “Fundamental Restrictions,” the investment strategies described in this Statement of Additional Information and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended, (“1940 Act”) provides that “a vote of a majority of the outstanding voting securities” of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of an Account will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

With the exception of the diversification test required by the Internal Revenue Code, the Accounts will not consider collateral held in connection with securities lending activities when applying any of the following fundamental restrictions or any other investment restriction set forth in each Account’s prospectus or Statement of Additional Information.

Fundamental Restrictions

Each of the following numbered restrictions for the Accounts and the Strategic Asset Management Portfolios is a matter of fundamental policy and may not be changed without shareholder approval. Except as noted below, each of the Accounts and Strategic Asset Management Portfolios may not:

1)	Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.
2)	Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.
3)	Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.
4)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5)	Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.
6)	Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account. This restriction does not apply to the Principal LifeTime Accounts, the Strategic Asset Management Portfolios, or the Real Estate Securities Account.
7)	Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.
8)	Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the related Index also is so concentrated. This restriction does not apply to the Real Estate Securities Account.
9)	Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

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Non-Fundamental Restrictions

Each of the Accounts, except the Principal LifeTime Accounts and the Strategic Asset Management Portfolios, has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s present policy to:

1)	Invest more than 15% (10% in the case of the Money Market Account) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.
2)	Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.
3)	Invest in companies for the purpose of exercising control or management.
4)	Invest more than 25% of its assets in foreign securities, except that the Diversified International, International Emerging Markets, International SmallCap, and Money Market Accounts each may invest up to 100% of its assets in foreign securities. The LargeCap S&P 500 Index Account may invest in foreign securities to the extent that the relevant index is so invested. The Government & High Quality Bond Account and Mortgage Securities Account may not invest in foreign securities.
5)	Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Account).
6)	Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Account may purchase securities of closed-end investment companies in the open market where no underwriter or dealer’s commission or profit, other than a customary broker’s commission, is involved.

Each Account (except Asset Allocation, Balanced, LargeCap Value, Diversified International, Income, International Emerging Markets, LargeCap Growth, and Short-Term Income) has also adopted the non-fundamental restriction, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account’s and each Strategic Asset Management Portfolio’s present policy to:

1)	Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.
2)	Invest in companies for the purpose of exercising control or management.

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Investment Strategies and Risks

Restricted Securities

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Money Market Account) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities up to 15% of its net assets (or, in the case of the Money Market Account, 10%). The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Foreign Securities

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of an Account’s assets is not invested and is earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect an Account’s investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to an Account’s investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account’s portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

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  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:

  American Depositary Receipts (“ADRs”) - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
  European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.

Securities of Smaller Companies

The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

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Unseasoned Issuers

The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies’ growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts The Accounts may each engage in the practices described under this heading.

  Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in segregated accounts either with the Account’s custodian or on the Account’s records. The Accounts do not consider a security covered by a spread option to be “pledged” as that term is used in the Account’s policy limiting the pledging or mortgaging of assets.
  Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may engage in these transactions to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase, or to generate additional revenue.
  Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.
  The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.
  The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian or segregates on the Account’s records, cash, or other liquid assets with a value at least equal to the exercise price of the option.
  Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.
  Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid, and transaction costs.

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  When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.
  Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.
  Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.
  Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account’s ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.
  Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts, and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission. Through the purchase and sale of futures contracts and related options, an Account may seek to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments, by entering into an offsetting transaction before the settlement date, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.
  A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a

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  cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).
  When an Account purchases or sells a futures contract, it pays a commission to the futures commission merchant through which the Account executes the transaction. When entering into a futures transaction, the Account does not pay the execution price, as it does when it purchases a security, or a premium, as it does when it purchases an option. Instead, the Account deposits an amount of cash or other liquid assets (generally about 5% of the futures contract amount) with its futures commission merchant. This amount is known as “initial margin.” In contrast to the use of margin account to purchase securities, the Account’s deposit of margin does not constitute the borrowing of money to finance the transaction in the futures contract. The initial margin represents a good faith deposit that helps assure the Account’s performance of the transaction. The futures commission merchant returns the initial margin to the Account upon termination of the futures contract if the Account has satisfied all its contractual obligations.
  Subsequent payments to and from the futures commission merchant, known as “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as “marking to market.” The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.
  In using futures contracts, the Account may seek to establish more certainly, than would otherwise be possible, the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account’s debt securities decline in value and thereby keeps the Account’s net asset value from declining as much as it otherwise would. An Account may also sell futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account may purchase futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.
  Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.
  Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.
  If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

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  When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account’s custodian. The Account must maintain with its futures commission merchant all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the futures commission merchant, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.
  Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account’s successful use of futures contracts is subject to the ability of the Sub- Advisor to predict correctly the factors affecting the market values of the Account’s portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.
  Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account’s ability effectively to hedge its portfolio.
  Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
  Limitations on the Use of Futures and Options on Futures Contracts. Each Account intends to come within an exclusion from the definition of “commodity pool operator” provided by Commodity Futures Trading Commission regulations.
  Each Account may enter into futures contracts and related options transactions, for hedging purposes and for other appropriate risk management purposes, and to modify the Account’s exposure to various currency, equity, or fixed- income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.

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When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its futures commission merchant equals the market value of the futures contract.

With respect to futures contracts that are not legally required to “cash settle,” an Account may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are contractually required to “cash settle,” however, an Account is permitted to set aside or “earmark” liquid assets in an amount equal to the Account’s daily marked to market (net) obligation, if any (in other words, the Account’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Account will have the ability to utilize these contracts to a greater extent than if the Account were required to segregate or “earmark” assets equal to the full market value of the futures contract.

Forward Foreign Currency Exchange Contracts

The Accounts may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. Currency transactions include forward currency contracts and exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to “lock in” the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into “cross-currency” hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

An Account segregates liquid assets in an amount equal to its daily marked-to-market (net) obligation (i.e., its daily net liability, if any) with respect to forward currency contracts. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country’s economy. Buyers and sellers of currency forward contracts are subject to the same risks that apply to the use of forward contracts generally. Further, settlement of a currency forward contract for

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the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency forward contracts is subject to the maintenance of a liquid market that may not always be available.

Moreover, an Account bears the risk of loss of the amount expected to be received under a forward contract in the event of the default as bankruptcy of a forward counterparty.

Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks

The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to each Account’s limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash or appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account’s intent to segregate assets in the amount of the reverse repurchase obligation minimizes this effect.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction an Account sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

An Account’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account.

An Account also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Account’s repurchase of the underlying security. An Account’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account’s forward commitment to repurchase the subject security.

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Real Estate Investment Trusts

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are not diversified, are dependent upon management skill, are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

High-Yield/High-Risk Bonds

The Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Income, MidCap Stock, MidCap Value II, Short-Term Bond, and West Coast Equity Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) (commonly known as “junk bonds”). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Government & High Quality Bond, Income, MidCap Stock, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities

The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond & Mortgage Securities, Equity Income, Government & High Quality Bond, Income, MidCap Stock, Mortgage Securities, Short-Term Bond, Short-Term Income, and West Coast Equity Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation (“CMO”) may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity, and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.

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Swap Agreements and Options on Swap Agreements

Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements (“swap options”).

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account’s investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.

An Account may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, an Account’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An Account’s current obligations under a swap agreement will be accrued daily (offset against any amounts

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owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Account’s investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account’s total assets.

Whether an Account’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account’s Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account’s Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.

Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:

  the frequency of trades and quotations,
  the number of dealers and prospective purchasers in the marketplace, dealer undertakings to make a market,
  the nature of the security (including any demand or tender features), and the nature of the marketplace for trades (including the ability to assign or offset a portfolio’s rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within each Account’s restriction on investments in illiquid securities.

For purposes of applying the Accounts’ investment policies and restrictions (as stated in the Prospectuses and this Statement of Additional Information) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Zero-coupon securities

The Accounts may invest in zero-coupon securities. Zero-coupon securities have no stated interest rate and pay only the principal portion at a stated date in the future. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending

All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans

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are callable at any time on not more than five business days’ notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial, and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales

Each Account, other than the Principal LifeTime Accounts and the SAM Portfolios, may engage in “short sales against the box.” This technique involves selling either a security owned by the Account, or a security equivalent in kind and amount to the security sold short that the Account has the right to obtain, for delivery at a specified date in the future. An Account may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, an Account loses the opportunity to participate in the gain.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

Each of the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Account will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities an Account has committed to purchase prior to the time delivery of the securities is made, although an Account may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Account assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Account is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Account’s other investments. If the Account remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Account has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Account does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Account could miss a favorable price or yield opportunity or could suffer a loss. An Account may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Accounts may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Money Market Instruments/Temporary Defensive Position

The Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity, or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

U.S. Government Securities – Securities issued or guaranteed by the U.S. government, including treasury bills, notes, and bonds.
U.S. Government Agency Securities – Obligations issued or guaranteed by agencies or instrumentalities of the
U. S. government.
U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, and Federal Intermediate Credit Banks.
U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

18	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Funds, Inc.
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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

  Bank Obligations – Certificates of deposit, time deposits and bankers’ acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.
  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.
  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers’ acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer, or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.
  Commercial Paper – Short-term promissory notes issued by U.S. or foreign corporations.
  Short-term Corporate Debt – Corporate notes, bonds, and debentures that at the time of purchase have 397 days or less remaining to maturity.
  Repurchase Agreements – Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.
  Taxable Municipal Obligations – Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody’s and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Principal Variable Contracts Funds, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	19
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Other Investment Companies

Each Account may invest in the securities of investment companies, subject to its fundamental and non-fundamental investment restrictions. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds (“ETFs”), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments.

As a shareholder in an investment company, an Account would bear its ratable share of that entity’s expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Account and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Bank Loans (also known as Senior Floating Rate Interests)

The Bond & Mortgage Securities and Short-Term Bond Accounts invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Industry Concentrations

Each of the Principal LifeTime Accounts and Strategic Asset Management Portfolios concentrate its investments in the mutual fund industry. Each of the other Accounts, except the Real Estate Securities Account, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap S&P 500 Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated.

For purposes of applying the SmallCap Growth Account II (portion sub-advised by Emerald Advisers, Inc.) industry concentration restrictions, the Account uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O’Neil & Co., Incorporated. Each of the Accounts sub-advised by Edge Asset Management, Inc. (“Edge”), and the portion of the SmallCap Growth Account II sub-advised by UBS use the Global Industry Classification Standard industry classifications. The other Accounts use industry classifications based on the “Directory of Companies Filing Annual Reports with the Securities and Exchange Commission (“SEC”).” The Accounts interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry. For purposes of this restriction, mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the Accounts’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Accounts take the position that such securities do not represent interests in any particular “industry” or group of industries.

20	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	Principal Variable Contracts Funds, Inc.
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Portfolio Turnover

Portfolio turnover is a measure of how frequently a portfolio’s securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio’s purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.

Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio’s holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.

Higher portfolio turnover rates generally increase transaction costs that are expenses of the Account. Active trading may generate short-term gains (losses) for taxable shareholders.

The following Accounts had significant variation in portfolio turnover rates over the two most recently completed fiscal years:

  Asset Allocation Account (243.1% in 2008 and 125.3% in 2007). The turnover rate for the Asset Allocation Account was higher in 2008 due to allocation changes as a result of the volatile global financial markets.
  LargeCap Value Account III (56.5% in 2008 and 21.0% in 2007). The turnover rate for the LargeCap Value Account III was higher in 2008 due to the addition of a Sub-Advisor, Westwood Management Corporation, to the portfolio.
  The portfolio transition increased portfolio turnover.
  Principal LifeTime 2010 Account (26.0% in 2008 and 67.0% in 2007). In 2007, the Principal LifeTime 2010 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2020 Account (14.6% in 2008 and 60.3% in 2007). In 2007, the Principal LifeTime 2020 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2030 Account (18.0% in 2008 and 66.7% in 2007). In 2007, the Principal LifeTime 2030 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2040 Account (22.6% in 2008 and 72.7% in 2007). In 2007, the Principal LifeTime 2040 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime 2050 Account (16.1% in 2008 and 93.1% in 2007). In 2007, the Principal LifeTime 2050 Account went through a significant reallocation, increasing portfolio turnover in 2007.
  Principal LifeTime Strategic Income Account (26.8% in 2008 and 54.4% in 2007). In 2007, the Principal LifeTime Strategic Income Account went through a significant reallocation, increasing portfolio turnover in 2007.
  SAM Conservative Growth Portfolio (24.4% in 2008 and 46.8% in 2007). In 2007, the Conservative Growth Portfolio had a large reallocation which included adding a few new underlying equity options. This led to a turnover that was higher than usual.
  SAM Flexible Income Portfolio (53.9% in 2008 and 28.4% in 2007). In 2008, the Flexible Income Portfolio had a higher than normal turnover due to a reallocation in underlying fixed-income options.

Closed Accounts

Principal Management Corporation (the “Manager”) may recommend to the Board, and the Board may elect, to close certain accounts to new investors or close certain accounts to new and existing investors. The Manager may make such a recommendation when an account approaches a size where additional investments in the Account have the potential to adversely impact Account performance and make it increasingly difficult to keep the Account fully invested in a manner consistent with its investment objective.

Principal Variable Contracts Funds, Inc.	DESCRIPTION OF THE FUND’S INVESTMENTS AND RISKS	21
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MANAGEMENT

Board of Directors

Under Maryland law, the Board of Directors of the Fund is responsible for overseeing the management of the Fund’s business and affairs. The Board meets several times during the year to fulfill this responsibility. Other than serving as Directors, most of the Board members have no affiliation with the Fund or its service providers. Each Director serves until a successor is duly qualified and elected.

Management Information

The following table presents certain information regarding the Directors of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those Directors who are “interested persons” (as defined in the 1940 Act) of the Fund (the “Interested Directors”) and those Directors who are not interested persons of the Fund (the “Independent Directors”). All Directors serve as directors for each of the two investment companies (with a total of 110 portfolios) sponsored by Principal Life Insurance Company (“Principal Life”): the Fund and Principal Funds, Inc. (collectively, the “Fund Complex”).

Each officer of the Fund holds the same position with respect to Principal Funds, Inc.

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The following directors are considered not to be “interested persons” as defined in the 1940 Act.

Number of
				Portfolios in	Other
		Length of		Fund Complex	Directorships
Name, Address, and		Time Served	Principal Occupation(s)	Overseen	Held by
Year of Birth	Position(s) Held with Fund	as Director	During Past 5 Years	by Director	Director
Elizabeth Ballantine	Director	Since 2004	Principal, EBA Associates	110	The McClatchy Company
711 High Street	Member Nominating and		(consulting and investments)
Des Moines, Iowa 50392	Governance Committee
1948

Kristianne Blake	Director	Since 2007	President, Kristianne Gates	110	Avista Corporation; Russell
711 High Street	Member Operations Committee		Blake, P.S. (CPA specializing in		Investment Company*
Des Moines, Iowa 50392			personal financial and tax		Russell Investment Funds*
1954			planning)		(48 portfolios overseen)

Craig Damos	Director	Since 2008	CEO/President, Vertical Growth	110	None
711 High Street	Member Operations Committee		Officer, and CFO, The Weitz
Des Moines, Iowa 50392			Company (general construction)
1954

Richard W. Gilbert	Director	Since 2000	President, Gilbert	110	Calamos Asset
711 High Street	Member Executive Committee		Communications, Inc.		Management, Inc.
Des Moines, Iowa 50392	Member Nominating and		(management advisory services)		(2005)
1940	Governance Committee

Mark A. Grimmett	Director	Since 2004	Executive Vice President and	110	None
711 High Street	Member Audit Committee		CFO, Merle Norman Cosmetics,
Des Moines, Iowa 50392			Inc. (manufacturer and distributor
1960			of skin care products)

Fritz S. Hirsch	Director	Since 2005	President and CEO, Sassy, Inc.	110	None
711 High Street	Member Audit Committee		(manufacturer of infant and
Des Moines, Iowa 50392			juvenile products)
1951

William C. Kimball	Director	Since 2000	Retired. Formerly, Chairman and	110	Casey’s General Store
711 High Street	Member Nominating and		CEO, Medicap Pharmacies, Inc.		Inc.
Des Moines, Iowa 50392	Governance Committee		(chain of retail pharmacies)
1947

Barbara A. Lukavsky	Director	Since 1993	President and CEO, Barbican	110	None
711 High Street	Member Nominating and		Enterprises, Inc.
Des Moines, Iowa 50392	Governance Committee		(holding company for franchises
1940			in the cosmetics industry)

Daniel Pavelich	Director	Since 2007	Retired. Formerly, Chairman and	110	Catalytic Inc; Vaagen
711 High Street	Member Audit Committee		CEO of BDO Seidman (tax,		Bros. Lumber, Inc.
Des Moines, Iowa 50392			accounting and financial
1944			consulting services)

The following directors are considered to be Interested Directors because they are affiliated persons of Principal Management Corporation (the “Manager”), Principal Funds Distributor, Inc. (the “Distributor”), the Fund’s principal underwriter, or Princor Financial Services Corporation (“Princor”), the Fund’s former principal underwriter.

Positions with the Manager
			and its Affiliates;	Number of Portfolios	Other
Name, Address and			Principal Occupation(s)	in Fund Complex	Directorships
Year of Birth	Position(s) Held with Fund	Length of Time Served	During Past 5 Years	Overseen by Director	Held by Director
Ralph C. Eucher	Director	Since 1999	Director, the Manager since 1999.	110	None
711 High Street	Chairman and Chief Executive		President, the Manager 1999-2008
Des Moines,	Officer		Director, PFD since 2007.
Iowa 50392	Member Executive Committee		Director, Princor since 1999. President,
1952			Princor 1999-2005. Senior Vice
President, Principal Life, since 2002.
Prior thereto, Vice President.

Nora M. Everett	Director	Since 2008	President since 2008. Senior Vice	110	None
711 High Street	President		President and Deputy General
Des Moines,	Member Executive Committee		Counsel, Principal Financial Group,
Iowa 50392			Inc. 2004-2008. Vice President and
1959			Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Director	Since 2007	Retired December 2007. Prior thereto,	110	None
711 High Street	Member Operations Committee		President and CEO of WM Group of
Des Moines,			Funds; President and Director of Edge
Iowa 50392			Asset Management, Inc.
1943

* The Fund and the funds of Russell Investment Funds and Russell Investment Company have one or more common sub-advisors.

Officers of the Fund

The following table presents certain information regarding the officers of the Fund, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years
Craig L. Bassett	Treasurer (since 1993)	Vice President and Treasurer, Principal Life
711 High Street
Des Moines, Iowa 50392
1952

Michael J. Beer	Executive Vice President	Executive Vice President and Chief Operating Officer, the Manager;
711 High Street	(since 1993)	Executive Vice President, PFD, since 2007; President, Princor, since 2005
Des Moines, Iowa 50392
1961

Randy L. Bergstrom	Assistant Tax Counsel	Counsel, Principal Life
711 High Street	(since 2005)
Des Moines, Iowa 50392
1955

David J. Brown	Chief Compliance Officer	Vice President, Product and Distribution Compliance, Principal Life; Senior
711 High Street	(since 2004)	Vice President, the Manager, since 2004; Senior Vice President, PFD,
Des Moines, Iowa 50392		since 2007, Second Vice President, Princor, since 2003, and prior thereto,
1960		Vice President, the Manager and Princor

Jill R. Brown	Senior Vice President	Second Vice President, Principal Financial Group and Senior Vice
1100 Investment Boulevard, Ste 200	(since 2007)	President, the Manager and Princor, since 2006, Chief Financial Officer,
El Dorado Hills, CA 95762		Princor, since 2003, Vice President, Princor 2003-2006. Senior Vice
1967		President and Chief Financial Officer, PFD, since 2007; prior thereto,
Assistant Financial Controller, Principal Life

Cary Fuchs	Senior Vice President of Distribution	President, Principal Funds Distributor, since 2007; Director of Mutual Fund
1100 Investment Boulevard, Ste 200	(since 2007)	Operations, Principal Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762		Divisional Vice President, Boston Financial Data Services
1957

Steve G. Gallaher	Assistant Counsel	Second Vice President and Counsel, Principal Life since 2006;
711 High Street	(since 2006)	Self-Employed Writer in 2005; 2004 and prior thereto, Senior Vice
Des Moines, Iowa 50392		President and Counsel of Principal Residential Mortgage, Inc.
1955

Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance Officer, the Manager, since 2004,
711 High Street	(since 1993)	and prior thereto, Vice President, Compliance and Product Development,
Des Moines, Iowa 50392		the Manager
1955

Patrick A. Kirchner	Assistant Counsel	Counsel, Principal Life
711 High Street	(since 2002)
Des Moines, Iowa 50392
1960

Name, Address and	Position(s) Held with Fund and	Positions with the Manager and its Affiliates;
Year of Birth	Length of Time Served	Principal Occupations During Past 5 Years

Carolyn F. Kolks	Assistant Tax Counsel	Counsel, Principal Life, since 2003 and prior thereto, Attorney
711 High Street	(since 2005)
Des Moines, Iowa 50392
1962

Sarah J. Pitts	Assistant Counsel	Counsel, Principal Life
711 High Street	(since 2000)
Des Moines, Iowa 50392
1945

Layne A. Rasmussen	Vice President, Controller and Chief	Vice President and Controller - Mutual Funds, the Manager
711 High Street	Financial Officer
Des Moines, Iowa 50392	(since 2000)
1958

Michael D. Roughton	Counsel	Vice President and Senior Securities Counsel, Principal Financial Group,
711 High Street	(since 1993)	Inc.; Senior Vice President and Counsel, the Manager, PFD, and Princor;
Des Moines, Iowa 50392		and Counsel, Principal Global
1951

Adam U. Shaikh	Assistant Counsel	Counsel, Principal Life, since 2006. Prior thereto, practicing attorney.
711 High Street	(since 2006)
Des Moines, Iowa 50392
1972

Dan L. Westholm	Assistant Treasurer	Director Treasury, since 2003. Prior thereto, Assistant Treasurer.
711 High Street	(since 2006)
Des Moines, Iowa 50392
1966

Beth C. Wilson	Vice President and Secretary	Director and Secretary, Principal Funds, since 2007. Prior thereto,
711 High Street	(since 2007)	Business Manager for Pella Corp.
Des Moines, Iowa 50392
1956

Board Committees. The Fund Complex’s board has the following four committees: Audit Committee, Executive Committee, Nominating and Governance Committee, and Operations Committee. Committee membership is identified on the previous pages. Each committee must report its activities to the Board on a regular basis.

Audit Committee

The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex’s financial statements; (2) the Fund Complex’s compliance with certain legal and regulatory requirements; (3) the independent registered public accountants’ qualifications and independence; and (4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board. This committee met four times during the last fiscal year.

Executive Committee

The Committee’s primary purpose is to exercise certain powers of the Board of Directors when the Board is not in session. When the Board is not in session, the Committee may exercise all powers of the Board in the management of the business of the Fund Complex except the power to 1) authorize dividends or distributions on stock; 2) issue stock, except as permitted by law 3) recommend to the stockholders any action which requires stockholder approval; 4) amend the bylaws; or 5) approve any merger or share exchange which does not require stockholder approval. This committee did not meet during the last fiscal year.

Nominating and Governance Committee

The Committee’s primary purpose is to oversee 1) the structure and efficiency of the Boards of Directors and the committees the Boards establish, and 2) the activities of the Fund Complex’s Chief Compliance Officer. The Committee responsibilities include evaluating board membership and functions, committee membership and functions, insurance coverage, and legal and compliance matters.

The nominating functions of the Nominating and Governance Committee include selecting and nominating all candidates who are not “interested persons” of the Fund Complex (as defined in the 1940 Act) for election to the Board. Generally, the committee requests director nominee suggestions from the committee members and management. In addition, the committee will consider director candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to Principal Variable Contracts Funds, Inc. at 680 8th Street, Des Moines, Iowa 50392. The committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is “independent” and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees. This committee met four times during the last fiscal year.

Operations Committee

The Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex communications with the Fund Complex’s shareholders, and review and oversight of the Fund Complex’s operations. This committee met four times during the last fiscal year.

The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of December 31, 2008. The Fund Complex currently includes the separate series of the Fund and of Principal Funds, Inc.

For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are “interested persons” are eligible to participate in an employee benefit program which invests in Principal Investors Fund. Directors who beneficially owned shares of the series of the Fund did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

Principal Variable Contracts Funds, Inc.	MANAGEMENT	27
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Independent Directors (Not Considered to be “Interested Persons”)

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more
Principal Variable Contracts Funds*	Ballatine	Blake	Damos	Gilbert	Grimmett	Hirsch	Kimball	Lukavsky	Pavelich
Bond & Mortgage Securities	A	A	A	A	A	A	B	A	A
International SmallCap	A	A	A	A	A	A	D	A	A
LargeCap Growth I	A	A	A	A	A	A	B	A	A
LargeCap Value III	A	A	A	A	A	A	D	A	A
MidCap Blend	A	A	A	A	A	A	E	A	A
MidCap Growth I	A	A	A	A	A	A	C	A	A
Real Estate Securities	A	A	A	A	A	A	D	A	A
SAM Balanced Portfolio	A	A	A	A	A	A	A	E	A
SmallCap Growth II	A	A	A	A	A	A	C	A	A
Total Fund Complex	D	E	C	E	E	E	E	E	E

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or variable life insurance contracts.

Directors Considered to be “Interested Persons”

A	$0
B	$1 up to and including $10,000
C	$10,001 up to and including $50,000
D	$50,001 up to and including $100,000
E	$100,001 or more

	Nora M.	Ralph C.	William
Principal Variable Contracts Funds*	Everett	Eucher	Papesh
Diversified International	A	C	A
LargeCap Growth I	A	C	A
LargeCap Value	A	C	A
SmallCap Blend	A	C	A
Total Fund Complex	E	E	A

* Directors own shares of Principal Variable Contracts Funds, Inc. through variable annuity or variable life insurance contracts.

Compensation. The Fund does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to the Fund by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an “interested person” received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Accounts based on the net assets of each relative to combined net assets of all of the investment companies sponsored by Principal Life.

The following table provides information regarding the compensation received by the Independent Directors from the Fund and from the Fund Complex during the fiscal year ended December 31, 2008. On that date, there were 2 funds (with a total of 112 portfolios in the Fund Complex). The Fund does not provide retirement benefits to any of the Directors.

Director	The Fund	Fund Complex
Elizabeth Ballantine	$12,854	$119,750
Kristianne Blake	13,710	127,750
Craig Damos*	13,547	127,000
Richard W. Gilbert	14,939	139,250
Mark A. Grimmett	13,496	125,750
Fritz Hirsch	13,976	130,250
William C. Kimball	13,232	123,250
Barbara A. Lukavsky	13,710	127,750
Daniel Pavelich	13,604	126,750

*	Did not begin serving as a director until March 10, 2008.

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CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS

The following list identifies shareholders who own more than 25% of the voting securities of an Account as of March 31, 2009. It is presumed that a person who owns more than 25% of the voting securities of an account controls the account. A control person could control the outcome of proposals presented to shareholders for approval. The list is represented in alphabetical order by account.

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION	64.13%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED	73.16%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	BOND & MORTGAGE SECURITIES	28.74%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE SECURITIES	39.49%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL	38.42%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME	32.99%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV & HIGH QUALITY BOND	65.14%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME	42.02%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP	47.14%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL EMERGING MARKETS	40.63%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II	36.25%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	29
www.principalfunds.com

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II	50.18%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I	50.93%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH	26.72%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX	54.71%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE II	100.00%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE III	36.16%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE	49.27%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2010	79.28%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2020	88.93%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2030	62.75%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2040	25.16%	IOWA	PRINCIPAL FINANCIAL GROUP
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2040	55.94%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	PRINCIPAL LIFETIME 2050	27.90%	IOWA	PRINCIPAL FINANCIAL GROUP
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

30	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME 2050	48.12%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	PRINCIPAL LIFETIME STRATEGIC	83.25%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY	INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND	55.24%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I	57.59%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MIDCAP STOCK	34.51%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP VALUE II	37.94%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP VALUE II	39.09%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET	35.58%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES	46.31%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES	39.20%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORTFOLIO	49.54%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

	S A M CONSERVATIVE BALANCED
PRINCIPAL MUTUAL LIFE		62.27%	IOWA	PRINCIPAL FINANCIAL GROUP
	PORTFOLIO
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	31
www.principalfunds.com

		Percentage	Jurisdiction under	Parent of
		of Voting	which the Company	Control Person
		Securities	is Organized (when	(when control
		Owned of	control person is a	person is a
Control Person - Name and Address	Account Name	each Account	company)	company)
PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORTFOLIO	44.01%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM BOND	69.70%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME	25.61%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME	29.59%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND	59.58%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II	30.00%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I	30.96%	IOWA	PRINCIPAL FINANCIAL GROUP
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I	31.18%	IOWA	PRINCIPAL FINANCIAL GROUP
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	WEST COAST EQUITY	31.68%	MARYLAND	PRINCIPAL FINANCIAL GROUP
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

The Principal LifeTime Accounts, SAM Portfolios, or Principal Life Insurance Company will vote in the same proportion as shares of the Accounts owned by other shareholders. Therefore neither the Principal Lifetime Accounts, SAM Portfolios nor Principal Life Insurance Company exercise voting discretion.

The By-laws of the Fund set the quorum requirement (a quorum must be present at a meeting of shareholders for business to be transacted). The By-laws of the Fund state that a quorum is “The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.” Certain proposals presented to shareholders for approval require the vote of a “majority of the outstanding voting securities,” which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a “Majority of the Outstanding Voting Securities”).

Certain proposals require for approval the affirmative vote of the holders of a plurality of the shares voted at the meeting and thus may be approved by vote of a Principal LifeTime Account.

32	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Principal Holders of Securities

The Fund is unaware of any persons who own beneficially more than 5% of the Fund’s outstanding shares. The following list identifies the shareholders of record who own 5% or more of any class of the Fund’s outstanding shares as of March 31, 2009. The list is presented in alphabetical order by account.

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	ASSET ALLOCATION ACCOUNT Class 1	15.09%
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION ACCOUNT Class 1	15.16
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	ASSET ALLOCATION ACCOUNT Class 1	64.13
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED ACCOUNT Class 1	13.91
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BALANCED ACCOUNT Class 1	73.16
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	BOND & MORTGAGE SECURITIES ACCOUNT Class 1	10.15
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	BOND & MORTGAGE SECURITIES ACCOUNT Class 1	28.74
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	BOND & MORTGAGE SECURITIES ACCOUNT Class 1	39.49
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	5.36
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	5.47
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	8.55
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	33
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	9.5
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	12.2
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 1	38.68
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	19.98
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	26.3
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	DIVERSIFIED INTERNATIONAL ACCOUNT Class 2	53.72
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM STRATEGIC GROWTH PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	5.59
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME ACCOUNT Class 1	8.35
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	EQUITY INCOME ACCOUNT Class 1	8.68
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	9.31
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	EQUITY INCOME ACCOUNT Class 1	22.77
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	EQUITY INCOME ACCOUNT Class 1	36.33
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME ACCOUNT Class 2	7.16
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

34	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
FARMERS NEW WORLD LIFE INS CO	EQUITY INCOME ACCOUNT Class 2	23.89
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	EQUITY INCOME ACCOUNT Class 2	62.45
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	GOV & HIGH QUALITY BOND ACCOUNT Class 1	18.3
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	GOV & HIGH QUALITY BOND ACCOUNT Class 1	65.14
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	INCOME ACCOUNT Class 1	5.37
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME ACCOUNT Class 1	8.55
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	INCOME ACCOUNT Class 1	13.52
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	INCOME ACCOUNT Class 1	21.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INCOME ACCOUNT Class 1	44.28
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	INCOME ACCOUNT Class 2	93.96
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	10.01
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	15.4
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTERNATIONAL SMALLCAP ACCOUNT Class 1	16.45
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	35
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO	INTERNATIONAL SMALLCAP ACCOUNT Class 1	47.14
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTL EMERGING MARKETS ACCOUNT Class 1	5.22
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	INTL EMERGING MARKETS ACCOUNT Class 1	12.24
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	INTL EMERGING MARKETS ACCOUNT Class 1	20.57
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	INTL EMERGING MARKETS ACCOUNT Class 1	40.63
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP BLEND II ACCOUNT Class 1	36.44
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP BLEND II ACCOUNT Class 1	50.43
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	LARGECAP BLEND II ACCOUNT Class 2	10
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP BLEND II ACCOUNT Class 2	14.86
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP BLEND II ACCOUNT Class 2	74.17
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I ACCOUNT Class 1	7.4
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I ACCOUNT Class 1	23.29
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

36	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH I ACCOUNT Class 1	50.93
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	LARGECAP GROWTH ACCOUNT Class 1	6.53
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH ACCOUNT Class 1	7.34
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP GROWTH ACCOUNT Class 1	10.93
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP GROWTH ACCOUNT Class 1	21.28
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP GROWTH ACCOUNT Class 1	26.8
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	LARGECAP GROWTH ACCOUNT Class 2	7.39
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	LARGECAP GROWTH ACCOUNT Class 2	24.94
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	LARGECAP GROWTH ACCOUNT Class 2	66.23
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX ACCOUNT Class 1	8.43
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX ACCOUNT Class 1	10.31
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP S&P 500 INDEX ACCOUNT Class 1	19.07
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP S&P 500 INDEX ACCOUNT Class 1	54.71
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	37
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	LARGECAP VALUE II ACCOUNT Class 1	100
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	LARGECAP VALUE III ACCOUNT Class 1	6.24
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	LARGECAP VALUE III ACCOUNT Class 1	15.07
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE III ACCOUNT Class 1	23.79
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE III ACCOUNT Class 1	36.16
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LARGECAP VALUE ACCOUNT Class 1	7.21
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	9.87
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	13.14
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LARGECAP VALUE ACCOUNT Class 1	49.27
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2010 ACCOUNT Class 1	6.88
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2010 ACCOUNT Class 1	8.39
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2010 ACCOUNT Class 1	79.28
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

38	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL MUTUAL LIFE	LIFETIME 2020 ACCOUNT Class 1	88.93
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2030 ACCOUNT Class 1	8.56
FREEDOM 2 VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2030 ACCOUNT Class 1	10.16
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2030 ACCOUNT Class 1	11.46
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2030 ACCOUNT Class 1	62.75
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2040 ACCOUNT Class 1	6.17
VUL II
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2040 ACCOUNT Class 1	6.41
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2040 ACCOUNT Class 1	25.16
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2040 ACCOUNT Class 1	55.94
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2050 ACCOUNT Class 1	5.68
BVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2050 ACCOUNT Class 1	7.04
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME 2050 ACCOUNT Class 1	8
VUL II
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	39
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO CUST	LIFETIME 2050 ACCOUNT Class 1	27.9
VUL INCOME
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME 2050 ACCOUNT Class 1	48.12
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	LIFETIME STRATEGIC INC ACCOUNT Class 1	6.87
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	LIFETIME STRATEGIC INC ACCOUNT Class 1	83.25
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND ACCOUNT Class 1	11.64
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP BLEND ACCOUNT Class 1	19.46
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP BLEND ACCOUNT Class 1	55.24
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP GROWTH I ACCOUNT Class 1	11.07
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I ACCOUNT Class 1	12.52
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MIDCAP GROWTH I ACCOUNT Class 1	57.59
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	6.63
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP STOCK ACCOUNT Class 1	6.79
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

40	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
SAM FLEXIBLE INCOME PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	6.89
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	13.43
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	21.35
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MIDCAP STOCK ACCOUNT Class 1	41.1
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MIDCAP STOCK ACCOUNT Class 2	8.8
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FIRST SUNAMERICA LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	19.09
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	31.65
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	MIDCAP STOCK ACCOUNT Class 2	37.92
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	MIDCAP VALUE II ACCOUNT Class 1	37.94
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MIDCAP VALUE II ACCOUNT Class 1	39.09
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	6.87
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	MONEY MARKET ACCOUNT Class 1	14.42
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	24.22
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	41
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
PRINCIPAL LIFE INSURANCE CO	MONEY MARKET ACCOUNT Class 1	36.46
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MONEY MARKET ACCOUNT Class 2	95.79
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS GROWTH PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	6.68
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	15.29
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	21
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	MORTGAGE SECURITIES ACCOUNT Class 1	47.07
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	MORTGAGE SECURITIES ACCOUNT Class 2	99.25
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	5.04
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

LIFETIME 2020 ACCOUNT	REAL ESTATE SECURITIES ACCOUNT Class 1	5.22
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	7.45
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	REAL ESTATE SECURITIES ACCOUNT Class 1	9.21
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	REAL ESTATE SECURITIES ACCOUNT Class 1	11.48
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 1	39.36
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

42	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO	REAL ESTATE SECURITIES ACCOUNT Class 2	96.46
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	5.47
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	9.39
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORT ACCOUNT Class 1	19.97
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	S A M BALANCED PORT ACCOUNT Class 1	61.91
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	S A M BALANCED PORT ACCOUNT Class 2	9.14
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M BALANCED PORT ACCOUNT Class 2	25.86
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M BALANCED PORT ACCOUNT Class 2	59.02
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	9.13
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	12.57
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 1	72.96
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 2	35.06
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE BALANCED PORT ACCOUNT Class 2	55.43
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	43
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AMERICAN GENERAL LIFE INSURANCE CO.	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	5.48
VARIABLE PRODUCTS DEPARTMENT,5-36
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

PRINCIPAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	8.13
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	17.37
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	27.7
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 1	31.75
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	19.28
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	31.92
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M CONSERVATIVE GROWTH PORT ACCOUNT Class 2	43.95
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

AMERICAN GENERAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	7.77
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	16.81
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	19.45
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	S A M FLEXIBLE INCOME PORT ACCOUNT Class 1	54.06
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 2	24.07
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

44	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO	S A M FLEXIBLE INCOME PORT ACCOUNT Class 2	68.98
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO CUST	S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	5.25
VUL INCOME
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	11.53
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

AMERICAN GENERAL LIFE INSURANCE CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	22.18
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	23.01
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL MUTUAL LIFE	S A M STRATEGIC GROWTH PORT ACCOUNT Class 1	28.6
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	6.32
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	29.5
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	30.04
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	S A M STRATEGIC GROWTH PORT ACCOUNT Class 2	33.14
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SHORT-TERM BOND ACCOUNT Class 1	24.79
FLEX VARIABLE ANNUITY
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM BOND ACCOUNT Class 1	69.7
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SHORT-TERM INCOME ACCOUNT Class 1	6.5
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	45
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME ACCOUNT Class 1	8.09
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	12.42
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	26.67
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SHORT-TERM INCOME ACCOUNT Class 1	30.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SHORT-TERM INCOME ACCOUNT Class 2	97.16
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	5.45
FREEDOM VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	11.69
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	17.03
VUL
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP BLEND ACCOUNT Class 1	59.58
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	5.2
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	SMALLCAP GROWTH II ACCOUNT Class 1	6.32
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP GROWTH II ACCOUNT Class 1	7.7
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	13.15
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

46	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
SAM BALANCED PORTFOLIO PVC	SMALLCAP GROWTH II ACCOUNT Class 1	15.86
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 1	31.08
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	5.13
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP GROWTH II ACCOUNT Class 2	13.35
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	37.55
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	SMALLCAP GROWTH II ACCOUNT Class 2	42.96
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	6.24
EVUL
ATTN LIFE ACTG G-12-N11
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	7.16
PRINFLEX LIFE
ATTN LIFE & HEALTH ACTG
G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO PVC	SMALLCAP VALUE I ACCOUNT Class 1	8.7
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

PRINCIPAL MUTUAL LIFE	SMALLCAP VALUE I ACCOUNT Class 1	30.99
INVESTMENT PLUS VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
THE PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 1	31.2
FLEX VARIABLE ANNUITY
ATTN LIFE & HEALTH ACCTNG G-008-N20
PRINCIPAL FINANCIAL GROUP
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	SMALLCAP VALUE I ACCOUNT Class 2	100
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM CONS BALANCED PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	5.05
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

Principal Variable Contracts Funds, Inc.	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	47
www.principalfunds.com

		Percentage
		of Ownership
		of an
Principal Holders of Securities		Account
Name and Address	Account and Class Name	by Class
AMERICAN GENERAL LIFE INSURANCE CO	WEST COAST EQUITY ACCOUNT Class 1	6.21
VARIABLE PRODUCTS DEPARTMENT
ATTN: DEBORAH KERAI
PO BOX 1591
HOUSTON TX 77251-1591

SAM STRATEGIC GROWTH PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	10.04
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

SAM CONS GROWTH PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	15.69
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

AIG SUNAMERICA LIFE ASSURANCE CO	WEST COAST EQUITY ACCOUNT Class 1	22.07
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

SAM BALANCED PORTFOLIO PVC	WEST COAST EQUITY ACCOUNT Class 1	34.81
ATTN MUTUAL FUND ACCOUNTING-H221
711 HIGH ST
DES MOINES IA 50392-0001

FIRST SUNAMERICA LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	6.09
FS VARIABLE SEPARATE ACCT
ATTN VARIABLE ANNUITY ACCOUNTING
PO BOX 54299
LOS ANGELES CA 90054-0299

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	7.62
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	9.79
VARIABLE UNIVERSAL LIFE II AGENT
ATTN SEPARATE ACCOUNTS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

FARMERS NEW WORLD LIFE INS CO	WEST COAST EQUITY ACCOUNT Class 2	13.47
ATTN SEGREGATED ASSETS
3003 77TH AVE SE
MERCER ISLAND WA 98040-2890

AIG SUNAMERICA LIFE ASSURANCE CO	WEST COAST EQUITY ACCOUNT Class 2	62.67
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
PO BOX 54299
LOS ANGELES CA 90054-0299

Management Ownership

As of March 31, 2009, all officers and directors, in the aggregate, owned less than 1% of the Fund’s outstanding shares.

48	CONTROL PERSONS & PRINCIPAL SECURITIES HOLDERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

The Manager of the Fund is Principal Management Corporation (“Principal”), a wholly owned subsidiary of Principal Financial Services, Inc. Principal is an affiliate of Principal Life. The address of Principal is the Principal Financial Group, Des Moines, Iowa 50392. Principal was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

On or about July 1, 2009, Principal will provide investment advisory services with respect to 10-40% of the assets of the following Accounts: LargeCap Blend Account II, LargeCap Growth Account I, LargeCap Value Account III, SmallCap Growth Account II, and SmallCap Value Account I.

Principal also provides a substantial part of the investment advisory services to each of the Principal LifeTime Accounts directly, while engaging a Sub-Advisor to provide asset allocation services to those Accounts.

On or about May 1, 2009, Principal will implement a cash management program in the following Accounts: LargeCap Blend II, LargeCap Growth I, LargeCap Value III, SmallCap Growth II, and SmallCap Value I. Principal will invest the cash, which comprises a very small portion of the Accounts’ portfolios, in money market investments and in stock index futures contracts based on the Account’s market cap to gain exposure to the market.

Principal has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by Principal.

Sub-Advisor:	AllianceBernstein L.P. ("AllianceBernstein") provides investment advisory services. AXA, AXA
Financial, Inc., AXA Equitable Life Insurance Company ("AXA Equitable"), and certain subsidiaries of
AXA Equitable directly and indirectly represent a controlling economic interest in AllianceBernstein.
AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.
Account(s):	a portion of the assets of LargeCap Value III

Sub-Advisor:	Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group.
CCI provides investment advisory services and was founded in 1975. Its address is Metro Center, One
Station Place, Stamford, CT 06902.
Account(s):	LargeCap Growth

Sub-Advisor:	Edge Asset Management, Inc. ("Edge") is an affiliate of Principal and a member of the Principal
Financial Group. Edge has been in the business of investment management since 1944. Its address is
601 Union Street, Suite 2200, Seattle, WA 98101-1377.
Account(s):	Equity Income, Income, MidCap Stock, Mortgage Securities, SAM Balanced, SAM Conservative
Balanced, SAM Conservative Growth, SAM Flexible Income, SAM Strategic Growth, Short-Term
Income, and West Coast Equity

Sub-Advisor:	Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management.
Emerald provides professional investment advisory services to institutional investors and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.
Account(s):	a portion of the assets of SmallCap Growth II

Principal Variable Contracts Funds, Inc.	INVESTMENT ADVISORY AND OTHER SERVICES	49
www.principalfunds.com

Sub-Advisor:	Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Essex Investment Management is majority owned by Affiliated Managers
Group, Inc., a publically reporting diversified asset management company. Its address is 125 High
Street, 29th Floor, Boston, MA 02110.
Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Jacobs Levy Equity Management, Inc. ("Jacobs Levy") provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park,
New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients. Jacobs Levey is co-owned Bruce Jacobs and Kenneth Levy. Its address is 100
Campus Drive, Florham Park, NJ 07932-0650.

Account(s):	MidCap Value II

Sub-Advisor:	J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 245 Park Avenue, New York, NY 10167 is
an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company.
J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

Account(s):	a portion of the assets of SmallCap Value I

Sub-Advisor:	Mellon Capital Management Corporation ("Mellon Capital"), 500 Grant Street, Suite 4200, Pittsburgh,
PA 15258. Mellon Capital provides investment advisory services and is a wholly owned subsidiary of
Mellon Financial Corporation ("Mellon").

Account(s):	MidCap Growth I and a portion of the assets of SmallCap Value I

Sub-Advisor:	Morgan Stanley Investment Management, Inc. (“Morgan Stanley Investment Management”), 522 Fifth
Avenue, New York, NY 10036. Morgan Stanley Investment Management is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.
Account(s):	Asset Allocation

50	INVESTMENT ADVISORY AND OTHER SERVICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life
Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including
Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. Its other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

Account(s):	Balanced, Bond & Mortgage Securities, Diversified International, Government & High Quality Bond,
International Emerging Markets, International SmallCap, LargeCap S&P 500 Index, LargeCap Value,
MidCap Blend, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime
2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Short-
Term Bond, and SmallCap Blend
Sub-Advisor:	Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal
Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI's address is 801
Grand Avenue, Des Moines, IA 50392.
Account(s):	Real Estate Securities

Sub-Advisor:	T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group,
Inc., a financial services holding company, has over 70 years of investment management experience.
T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.
Account(s):	LargeCap Blend II and LargeCap Growth I

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a Delaware corporation located at
One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS
AG.
Account(s):	a portion of the assets of SmallCap Growth II

Sub-Advisor:	Westwood Management Corp. ("Westwood"), a New York corporation formed in 1983, is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company.
Westwood's principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas
75201.
Account(s):	a portion of the assets of LargeCap Value III

The Sub-Sub-Advisors

PGI has entered into a sub-sub-advisory agreement with Spectrum Asset Management, Inc. (“Spectrum”) for the Bond & Mortgage Securities Account. Under the agreement, the sub-sub-advisor agrees to manage the day-to-day investment of the Account’s assets allocated to it consistent with the Account’s investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by PGI and oversight by the Board. The firm, at its own expense, will provide all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Account.

Under the agreements, PGI pays the sub-sub-advisor a fee which is accrued daily and paid monthly (calculated as percentage of the average daily net assets managed by the respective firm). Entering into these agreements does not change the management fee that the Account pays Principal under its Management Agreement or the sub-advisory fee that Principal pays PGI under its sub-advisory agreement. PGI, and not the Account, will bear the expenses of the services that each of the sub-sub-advisors provides to the Account under the agreements.

Principal Variable Contracts Funds, Inc.	INVESTMENT ADVISORY AND OTHER SERVICES	51
www.principalfunds.com

Sub-Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal
Life and an affiliate of Principal Global Investors, LLC and a member of the Principal
Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park,
Stamford, CT 06905.

Each of the persons affiliated with the Fund who is also an affiliated person of Principal or an affiliated advisor is named below, together with the capacities in which such person is affiliated:

Office Held with Principal
Name	Office Held with the Fund	or an Affiliated Advisor
Craig L. Bassett	Treasurer	Treasurer (Principal); Vice President
and Treasurer (PGI)
Michael J. Beer	Executive Vice President	Director, Executive Vice President and
Chief Operating Officer (Principal)
Mutual Funds
Randy L. Bergstrom	Assistant Tax Counsel	Counsel (PGI)
David J. Brown	Chief Compliance Officer	Senior Vice President (Principal)
Jill R. Brown	Senior Vice President	Senior Vice President (Principal)
Ralph C. Eucher	Director, Chairman and CEO	Director (Principal)
Nora M. Everett	Director and President	President (Principal)
Stephen G. Gallaher	Assistant Counsel	2nd Vice President and Assistant General
Counsel (Principal)
Ernest H. Gillum	Vice President and Assistant Secretary	Vice President and Chief Compliance
Officer (Principal)
Patrick A. Kirchner	Assistant Counsel	Counsel (Principal); Counsel (PGI)
Carolyn Kolks	Assistant Tax Counsel	Counsel (PGI)
Sarah J. Pitts	Assistant Counsel	Counsel (Principal)
Layne A. Rasmussen	Vice President, Controller and	Vice President and Controller
	Chief Financial Officer	(Principal) Mutual Funds
Michael D. Roughton	Counsel	Senior Vice President and Counsel
(Principal); Vice President and
Associate General Counsel (PGI)
Adam U. Shaikh	Assistant Counsel	Counsel (Principal)
Dan L. Westholm	Assistant Treasurer	Director - Treasury (Principal)
Beth C. Wilson	Vice President and Secretary	Vice President (Principal)

Codes of Ethics

The Fund, Principal, each of the Sub-Advisors, and the Distributor have adopted Codes of Ethics (“Codes”) under Rule 17j-1 of the 1940 Act. Principal has also adopted such a Code under Rule 204A-1 of the Investment Advisers Act of 1940. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of Principal, the Fund, the Distributor, and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the Securities and Exchange Commission. A copy of the Fund’s Code will also be provided upon request, which may be made by contacting the Fund.

52	INVESTMENT ADVISORY AND OTHER SERVICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

COST OF MANAGER’S SERVICES

For providing the investment advisory services, and specified other services, Principal, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

		Net Asset Value of Account
	First	Next	Next	Next
Account	$250 Million	$250 Million	$250 Million	$250 Million	Thereafter
LargeCap Value	0.60%	0.55%	0.50%	0.45%	0.40%
LargeCap Blend II and LargeCap Value III	0.75	0.70	0.65	0.60	0.55
Diversified International	0.85	0.80	0.75	0.70	0.65
International Emerging Markets	1.25	1.20	1.15	1.10	1.05
MidCap Value II	1.05	1.00	0.95	0.90	0.85

	First	Next	Next	Next	Over
Account	$500 million	$500 million	$1 billion	$1 billion	$3 billion
LargeCap Growth	0.68%	0.63%	0.61%	0.56%	0.51%

	First $2	Over $2
Account	billion	billion
Income	0.50%	0.45%
Mortgage Securities	0.50	0.45

	First $1	Next $1	Next $1	Over $3
Account	billion	billion	billion	billion
MidCap Stock	0.75%	0.70%	0.65%	0.60%

	First	Over
Account	$3 billion	$3 billion
Principal LifeTime 2010*	0.1225%	0.1125%
Principal LifeTime 2020*	0.1225	0.1125
Principal LifeTime 2030*	0.1225	0.1125
Principal LifeTime 2040*	0.1225	0.1125
Principal LifeTime 2050*	0.1225	0.1125
Principal LifeTime Strategic Income*	0.1225	0.1125

* Effective July 1, 2009, the management fee will be reduced to 0.03%.

	First $200	Next $300	Over $500
Account	million	million	million
Short-Term Income	0.50%	0.45%	0.40%

		First $500	Over $500
Account		million	million
West Coast Equity		0.625%	0.500%

		First	Over
Account		$1 billion	$1 billion
SAM Balanced Portfolio*		0.25%	0.20%
SAM Conservative Balanced Portfolio*		0.25	0.20
SAM Conservative Growth Portfolio*		0.25	0.20
SAM Flexible Income Portfolio*		0.25	0.20
SAM Strategic Growth Portfolio*		0.25	0.20

*Breakpoints based on aggregate SAM Portfolio net assets

Overall
Account	Fee
LargeCap S&P 500 Index	0.25%

Principal Variable Contracts Funds, Inc.	COST OF MANAGER’S SERVICES	53
www.principalfunds.com

	First	Next	Next	Next
Account	$100 million	$100 million	$100 million	$100 million	Thereafter
Asset Allocation and LargeCap Growth I	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced and Equity Income	0.60	0.55	0.50	0.45	0.40
International SmallCap	1.20	1.15	1.10	1.05	1.00
SmallCap Growth II	1.00	0.95	0.90	0.85	0.80
MidCap Blend	0.65	0.60	0.55	0.50	0.45
MidCap Growth I and Real Estate Securities	0.90	0.85	0.80	0.75	0.70
SmallCap Blend	0.85	0.80	0.75	0.70	0.65
SmallCap Value I	1.10	1.05	1.00	0.95	0.90
All Other	0.50	0.45	0.40	0.35	0.30

There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

		Management Fee
	Net Assets as of	For Periods Ended
Account	December 31, 2008*	December 31, 2008
Asset Allocation	$ 63,068	0.80%
Balanced	56,799	0.60
Bond & Mortgage Securities	330,330	0.42
Diversified International	288,759	0.83
Equity Income	339,059	0.51
Government & High Quality Bond	271,429	0.45
Income	128,766	0.50
International Emerging Markets	96,371	1.25
International SmallCap	85,063	1.19
LargeCap Blend II	160,712	0.75
LargeCap Growth	174,180	0.68
LargeCap Growth I	157,138	0.76
LargeCap S&P 500 Index	97,677	0.25
LargeCap Value	145,811	0.60
LargeCap Value III	185,807	0.75
MidCap Blend	269,185	0.57
MidCap Growth I	40,422	0.90
MidCap Stock	50,646	0.75
MidCap Value II	80,587	1.05
Money Market	470,607	0.43
Mortgage Securities	154,796	0.50
Principal LifeTime 2010	32,113	0.12
Principal LifeTime 2020	126,555	0.12
Principal LifeTime 2030	25,504	0.12
Principal LifeTime 2040	11,368	0.12
Principal LifeTime 2050	7,231	0.12
Principal LifeTime Strategic Income	17,064	0.12
Real Estate Securities	128,404	0.88
SAM Balanced Portfolio	500,978	0.24
SAM Conservative Balanced Portfolio	91,523	0.24
SAM Conservative Growth Portfolio	173,972	0.24
SAM Flexible Income Portfolio	124,751	0.24
SAM Strategic Growth Portfolio	93,169	0.24
Short-Term Bond	117,960	0.48
Short-Term Income	39,637	0.50
SmallCap Blend	48,620	0.85
SmallCap Growth II	61,239	1.00
SmallCap Value I	116,568	1.09
West Coast Equity	72,157	0.63

* Amounts in thousands.

54	COST OF MANAGER’S SERVICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Except for certain Fund expenses set out below, Principal is responsible for expenses, administrative duties, and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities, and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with Principal; fees for auditors and legal counsel; preparing and printing Fund prospectuses; and administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders, and redemptions. However, some or all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by Principal to Principal Life or affiliate thereof.

Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state, or federal taxes, fees, and expenses of all directors of the Fund who are not persons affiliated with Principal, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.

Fees paid for investment management services during the periods indicated were as follows:

Management Fees For Periods Ended December 31,
Account	2008	2007*	2006*
Asset Allocation	$ 683	$ 823	$ 799
Balanced	493	658	669
Bond & Mortgage Securities	1,767	1,843	1,598
Diversified International	3,637	4,666	2,873
Equity Income	2,329	2,860	2,049
Government & High Quality Bond	1,370	1,381	1,373
Income	781	953	1,019
International Emerging Markets	2,065	2,296	1,209
International SmallCap	1,712	2,392	1,936
LargeCap Blend II	1,675	2,433	1,235
LargeCap Growth	1,950	3,041	732
LargeCap Growth I	1,794	2,225	1,969
LargeCap S&P 500 Index	375	532	485
LargeCap Value	1,269	1,715	1,616
LargeCap Value III	1,428	1,631	1,181
MidCap Blend	2,230	2,666	2,441
MidCap Growth I	562	712	653
MidCap Stock	470	731	828
MidCap Value II	1,251	1,608	1,319
Money Market	1,524	1,073	775
Mortgage Securities	963	1,236	1,372
Principal LifeTime 2010	53	45	25
Principal LifeTime 2020	200	172	71
Principal LifeTime 2030	35	29	11
Principal LifeTime 2040	18	14	5
Principal LifeTime 2050	11	9	3
Principal LifeTime Strategic Income	26	21	11
Real Estate Securities	1,552	2,306	1,881
SAM Balanced Portfolio	1,392	1,624	712
SAM Conservative Balanced Portfolio	201	172	75
SAM Conservative Growth Portfolio	635	911	397
SAM Flexible Income Portfolio	329	406	205
SAM Strategic Growth Portfolio	344	521	202
Short-Term Bond	712	680	501
Short-Term Income	318	222	248
SmallCap Blend	611	865	840
SmallCap Growth II	841	1,188	722
SmallCap Value I	1,607	2,174	1,634
West Coast Equity	659	940	981

*Amounts in thousands.

Principal Variable Contracts Funds, Inc.	COST OF MANAGER’S SERVICES	55
www.principalfunds.com

Sub-Advisory Agreement

For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

Accounts for which PGI serves as Sub-Advisor. PGI is Sub-Advisor for each Account identified below. Principal pays PGI a fee, computed and paid monthly, at an annual rate as shown below.

To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:

  Principal Life non-registered separate account sub-advised by PGI with assets invested primarily in fixed-income securities (except money market separate accounts) and
  Principal Life sponsored mutual fund sub-advised by PGI with assets invested primarily in fixed-income securities (except money market mutual funds).

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in

  (a) Principal Life non-registered separate account sub-advised by PGI and
  (b) Principal Life sponsored mutual fund sub-advised by PGI.

Table A
PGI Sub- Advised Accounts		Net Asset Value of Fund
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Balanced, Bond & Mortgage Securities, Government & High Quality Bond, and
Short-Term Bond	0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
LargeCap Value	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%
Diversified International	0.3427	0.2741	0.1958	0.1566	0.1175	0.0979	0.0783

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Blend	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%
SmallCap Blend	0.4699	0.3524	0.2643	0.2448	0.2154	0.1762	0.1175

Table C
Sub-Advisor
Percentage
Account	Fee
International Emerging Markets	0.4895%
International SmallCap	0.4895
Money Market	0.0734
LargeCap S&P 500 Index	0.0147
Principal LifeTime 2010	0.0416
Principal LifeTime 2020	0.0416
Principal LifeTime 2030	0.0416
Principal LifeTime 2040	0.0416
Principal LifeTime 2050	0.0416
Principal LifeTime Strategic Income	0.0416

56	COST OF MANAGER’S SERVICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Accounts for which Edge serves as Sub-Advisor. Edge is Sub-Advisor for each Account identified below in Tables A, B, and C. Principal pays Edge a fee, computed and paid monthly, at an annual rate as shown below.

In calculating the fee for an Account included in Table A, assets of all other Accounts included in Table A as well as assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which invests primarily in fixed-income securities (except money market separate accounts or investment companies), will be combined with the assets of the Account to arrive at net assets.

In calculating the fee for an Account included in Table B, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which Edge or PGI provides investment advisory services and which have the same investment mandate (e.g. MidCap Stock) as the Account for which the fee is calculated, will be combined with the assets of the Account to arrive at net assets.

Table A
Edge Sub-Advised Accounts		Net Asset Value of Account
	First	Next	Next	Over
Account	$5 billion	$1 billion	$4 billion	$10 billion
Income, Mortgage Securities, and Short-Term Income	0.1126%	0.0979%	0.0930%	0.0881%

				Table B
			Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$1.5 billion
Equity Income	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%

	First	Next	Next	Next	Next	Next	Over
Account	$25 million	$75 million	$100 million	$300 million	$500 million	$500 million	$1.5 billion
MidCap Stock and West
Coast Equity	0.3916%	0.3133%	0.2643%	0.2252%	0.1762%	0.1273%	0.0783%

Table C
Account	Sub-Advisor Fee as a % of Net Assets
SAM Balanced Portfolio	0.0416%
SAM Conservative Balanced Portfolio	0.0416
SAM Conservative Growth Portfolio	0.0416
SAM Flexible Income Portfolio	0.0416
SAM Strategic Growth Portfolio	0.0416

All Other Accounts. In calculating the fee for each Account, each Sub-Advisor, except J.P. Morgan, has agreed that assets of any existing registered investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Account for which the fee is being calculated, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in an Account shall be determined by calculating a fee on the value of the Aggregated Assets using the fee schedules described in the tables below and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Account and the denominator of which is the amount of the Aggregated Assets.

		Net Asset Value of Account
	First	Next	Next	Over
Account	$40 million	$160 million	$100 million	$300 million
Asset Allocation - Morgan Stanley Investment Management	0.45%	0.30%	0.25%	0.20%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$250 million	$250 million	$500 million	$1 billion
				0.35% on all
LargeCap Growth I - T. Rowe Price	0.40%	0.375%	0.35%	assets

Principal Variable Contracts Funds, Inc.	COST OF MANAGER’S SERVICES	57
www.principalfunds.com

	Net Asset Value of Account
	First	Next	Next	Next	Next	Next	Next	Next	Over
Account	$50 million	$50 million	$100 million	$200 million	$350 million	$750 million	$500 million	$2.5 billion	$4.5 billion
LargeCap Growth - CCI	0.2643%	0.2448%	0.2154%	0.1762%	0.1273%	0.0881%	0.0587%	0.2448%	0.1664%

	Net Asset Value of Account
	First	Next	Next	Next	Over
Account	$50 million	$200 million	$350 million	$400 million	$1 billion
LargeCap Blend II - T. Rowe Price	0.40%	0.35%	0.30%	0.275%	0.275% on all assets

	Net Asset Value of Account
	First	Above
Account	$300 million	$300 million
LargeCap Value III - AllianceBernstein	0.230%	0.200%

	Net Asset Value of Account
	First	Next	Above
Account	$200 million	$800 million	$1 billion
LargeCap Value III - Westwood	0.30%	0.20%	0.18%

	Net Asset Value of Account
	First	Over
Account	$50 million	$50 million
MidCap Growth I - Mellon Capital	0.40%	0.35%

	Net Asset Value of Account
	First	Over
Account	$100 million	$100 million
MidCap Value II - Jacobs Levy	0.65%	0.50%

	Net Asset Value of Account
	First	Next	Over
Account	$1 billion	$500 million	$1.5 billion
Real Estate Securities - Principal - REI	0.4895%	0.4405%	0.3916%

	Net Asset Value of Account
	First	Next	Over
Account	$50 million	$250 million	$300 million
SmallCap Growth II - UBS Global AM	0.60%	0.55%	0.45%

	Net Asset Value of Fund
	First	Next	Next	Over
Fund	$50 million	$50 million	$50 million	$150 million
SmallCap Growth II - Essex	0.70%	0.60%	0.55%	0.50%

	Net Asset Value of Account
	First	Next	Next	Over
Account	$10 million	$40 million	$150 million	$200 million
SmallCap Growth II - Emerald	0.75%	0.60%	0.50%	0.45%

	Net Asset Value of Account
	First	Next	Above
Account	$100 million	$200 million	$300 million
SmallCap Value I (Mellon Capital)	0.450%	0.400%	0.350%

	Net Asset Value of Account
	First	Above
Account	$300 million	$300 million
SmallCap Value I (J.P. Morgan)	0.450%	0.350%

58	COST OF MANAGER’S SERVICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Fees paid for Sub-Advisory services during the periods indicated were as follows:

	Sub-Advisor Fees For Periods Ended December 31,
Account	2008	2007	2006
Asset Allocation	$316,002	$ 369,463	$ 359,724
Balanced	83,448	109,551	116,451
Bond & Mortgage Securities	424,056	440,899	379,920
Diversified International	404,369	517,796	319,193
Equity Income	380,131	488,078	175,439
Government & High Quality Bond	303,729	305,090	316,939
Income	155,360	192,912	—
International Emerging Markets	849,997	884,010	466,669
International SmallCap	743,826	1,001,512	803,709
LargeCap Blend II	592,550	851,699	433,882
LargeCap Growth	539,356	828,116	142,364
LargeCap Growth I	785,511	988,104	874,301
LargeCap S&P 500 Index	22,908	31,489	28,318
LargeCap Value	175,381	228,834	358,080
LargeCap Value III	399,784	451,379	329,869
MidCap Blend	578,552	645,722	674,092
MidCap Growth I	224,747	282,246	259,299
MidCap Stock	92,720	135,104	—
MidCap Value II	616,941	773,981	603,960
Money Market	252,144	168,860	117,413
Mortgage Securities	191,155	248,907	—
Principal LifeTime 2010	18,174	14,863	8,192
Principal LifeTime 2020	69,919	57,697	22,924
Principal LifeTime 2030	12,164	9,531	3,574
Principal LifeTime 2040	6,257	4,519	1,629
Principal LifeTime 2050	3,916	3,070	1,021
Principal LifeTime Strategic Income	8,979	6,827	3,769
Real Estate Securities	849,838	1,254,211	1,025,123
SAM Balanced	245,298	296,104	—
SAM Conservative Balanced	34,638	31,213	—
SAM Conservative Growth	114,109	166,143	—
SAM Flexible Income	57,154	73,919	—
SAM Strategic Growth	61,801	94,259	—
Short-Term Bond	146,576	137,116	102,644
Short-Term Income	63,505	43,955	—
SmallCap Blend	159,226	191,628	184,784
SmallCap Growth II	462,305	660,763	387,466
SmallCap Value I	711,223	976,668	737,912
West Coast Equity	157,029	208,412	—

Operating Expense Limits

Principal has contractually agreed to limit the Fund’s expenses for Class 1 and Class 2 shares of certain Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses, excluding interest expense and acquired fund fees and expenses, at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limits and the agreement terms are as follows:

Account	Class 1	Class 2	Expiration
MidCap Value Account II	1.01%	N/A	April 30,2010
SmallCap Value Account I	1.01%	1.26%	April 30,2010

Custodian

The custodian for the portfolio securities and cash assets of the Accounts is Bank of New York Mellon, One Wall Street, New York, NY 10286. The custodian performs no managerial or policymaking functions for the Fund or the Accounts.

Principal Shareholder Services, Inc. (1100 Investment Boulevard, El Dorado Hills, CA 95762-5710) provides transfer agency services for Principal Variable Contracts Funds, Inc.

Principal Variable Contracts Funds, Inc.	COST OF MANAGER’S SERVICES	59
www.principalfunds.com

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage on Purchases and Sales of Securities

All orders for the purchase or sale of portfolio securities are placed on behalf of an Account by the Account’s Sub-Advisor or Sub-Sub-Advisor pursuant to the terms of the applicable sub-advisory agreement. In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of each Account’s Sub-Advisor is to obtain the best overall terms. In pursuing this objective, a Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that a Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction, b) the quality of the execution provided, and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Board has also adopted a policy and procedure designed to prevent the funds from compensating a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. Therefore, the Sub-Advisor may not compensate a broker/dealer for promoting or selling fund shares by directing brokerage transactions to that broker/dealer for the purpose of compensating the broker/dealer for promoting or selling fund shares. A Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

A Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy, and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. A Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and a Sub-Advisor may use it in servicing some or all of the accounts it manages. Sub-Advisors allocated portfolio transactions for the Accounts indicated in the following table to certain brokers for the year ended December 31, 2008 due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

	Amount of Transactions	Soft Dollar
	for which Soft Dollar	Commissions
Account	Commissions were Paid	Paid
Diversified International	$763,492,324	$1,198,969
Equity Income	390,490,600	363,464
International Emerging Markets	394,166,084	887,337
International SmallCap	309,319,098	443,381
LargeCap Blend II	101,516,692	81,914
LargeCap Growth I	105,307,191	106,530
LargeCap S&P 500 Index	115,721,680	17,184
LargeCap Value	418,316,010	361,766
LargeCap Value III	60,202,839	19,235
MidCap Blend	154,027,023	184,102
MidCap Stock	39,778,883	56,152
Real Estate Securities	87,659,869	106,558
SmallCap Blend	63,987,857	127,771
SmallCap Growth II	91,202,109	169,923
SmallCap Value I	73,239,452	9,355
West Coast Equity	19,653,012	22,473

Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could,

60	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

among other things, limit the amount of securities that the Account could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.

The Board has approved procedures that permit an Account to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.

The Board has also approved procedures that permit an Account’s sub-advisor to place portfolio trades with an affiliated broker under circumstances prescribed by SEC Rules 17e-1 and 17a-10. The procedures require that total commissions, fees, or other remuneration received or to be received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. The Board receives quarterly reports of all transactions completed pursuant to the Account’s procedures.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to an Account. It provides a way to gain control over the commission expenses incurred by an Account’s Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accounts may participate in a program through a relationship with Frank Russell Securities, Inc. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.

The following table shows the brokerage commissions paid during the periods indicated.

	Total Brokerage Commissions Paid
	for Periods ended December 31
Account	2008	2007	2006
Asset Allocation	$ 18,333	$ 21,941	$ 14,456
Balanced	102,949	113,233	127,011
Bond & Mortgage Securities	11,500	20,780	0
Diversified International	1,410,823	2,289,939	1,355,357
Equity Income	594,977	601,005	N/A
International Emerging Markets	978,724	1,384,577	728,373
International SmallCap	519,769	865,035	872,866
LargeCap Blend II	230,453	490,490	167,835
LargeCap Growth	442,682	808,948	271,278
LargeCap Growth I	188,341	251,095	258,008
LargeCap S&P 500 Index	19,051	15,042	10,996
LargeCap Value	540,865	575,706	494,187
LargeCap Value III	204,856	61,114	62,195
MidCap Blend	242,978	299,014	493,827
MidCap Growth I	104,402	135,473	180,936
MidCap Stock	68,161	69,953	N/A
MidCap Value II	222,791	219,280	293,679
Real Estate Securities	179,826	349,868	149,463
SmallCap Blend	207,256	156,020	398,512
SmallCap Growth II	253,043	417,582	197,944
SmallCap Value I	215,760	254,841	182,235
West Coast Equity	39,656	79,225	N/A

Principal Variable Contracts Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	61
www.principalfunds.com

The primary reasons for changes in several Accounts’ brokerage commissions for the three years were changes in Account size; changes in market conditions; and changes in money managers of certain Accounts, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.

Certain broker-dealers are considered to be affiliates of the Fund:

Brokerage Commissions
were Paid to the Following			Principal Variable
Broker-Dealers who are			Contracts Funds, Inc.
Affiliated with a Sub-Advisor	Sub-Advisor Employed	Principal Funds, Inc.	Account Advised
Employed by Principal	by Principal	Fund Advised by Sub-Advisor	by Sub-Advisor

B-Trade Services, LLC;	Mellon Capital Management	MidCap Growth III and SmallCap Value I	MidCap Growth I and SmallCap
BNY Brokerage, Inc.; Mellon Financial	Corporation		Value I
Markets, LLC; Pershing, LLC

BTIG, LLC	Goldman Sachs Asset Management LP	LargeCap Blend I and MidCap Value I	N/A
Goldman Sachs & Co.;
Goldman Sachs Execution & Clearing, LP

Bear Stearns (a JP Morgan Co);	American Century Investment	LargeCap Growth II	N/A
JP Morgan Cazenove Limited;	Management, Inc.
JP Morgan Securities; and
Morgan Joseph & Co.

Bear Stearns (a JP Morgan Co);	J.P. Morgan Investment	High Yield I and SmallCap Value I	SmallCap Value I
JP Morgan Cazenove Limited;	Management, Inc.
JP Morgan Securities; and
Morgan Joseph & Co.

Morgan Stanley & Co. Inc.	Morgan Stanley Investment	California Municipal and Tax-Exempt	Asset Allocation
	Management Inc. (doing business	Bond
as Van Kampen)

Dresdner Kleinwort Securities, LLC	Pacific Investment Management Co LLC	Core Plus Bond I	N/A

Fidelity Brokerage Services, LLC;	Pyramis Global Advisors, LLC	International I	N/A
National Financial Services, LLC

Lehman Brothers, Inc.	Lehman Brothers Asset Management,	High Yield I	N/A
LLC

Sanford C. Bernstein & Co., LLC	AllianceBernstein L.P.	LargeCap Value III and SmallCap	LargeCap Value III
Growth I

Spectrum Asset Management, Inc.	Columbus Circle Investors	LargeCap Growth, MidCap Growth and	LargeCap Growth
SmallCap Growth III

Spectrum Asset Management, Inc.	Edge Asset Management, Inc.	Equity Income, High Yield, Income,	Equity Income, Income,
		MidCap Stock, Mortgage Securities,	MidCap Stock, Mortgage
		Short-Term Income, Strategic Asset	Securities, Short-Term Income,
		Management Portfolios and West Coast	Strategic Asset Management
		Equity	Portfolios, West Coast Equity

Spectrum Asset Management, Inc.	Principal Global Investors, LLC	Bond & Mortgage Securities,	Balanced, Bond & Mortgage
		Disciplined LargeCap Blend, Diversified	Securities, Diversified
		International, Global Diversified Income,	International, Government &
		High Quality Intermediate-Term Bond,	High Quality Bond, International
		Inflation Protection, International	Emerging Markets,
		Emerging Markets, International	International SmallCap,
		Growth, LargeCap S&P 500 Index,	LargeCap S&P 500 Index,
		LargeCap Value, MidCap Blend;	LargeCap Value, MidCap
		MidCap S&P 400 Index, MidCap	Blend, Money Market, Principal
		Value III, Money Market, Principal	LifeTime Accounts, Short-Term
		LifeTime Funds, Short-Term Bond,	Bond, SmallCap Blend
SmallCap Blend, SmallCap Growth,
SmallCap S&P 600 Index, SmallCap
Value, Ultra Short Bond

Spectrum Asset Management, Inc.	Principal Real Estate Investors, LLC	Global Diversified Income, Global Real	Real Estate Securities
Estate Securities, Real Estate Securities

Spectrum Asset Management, Inc.	Spectrum Asset Management, Inc.	Global Diversified Income and Preferred	N/A
Securities

UBS Financial Services, Inc.;	UBS Global Asset Management	LargeCap Value I and SmallCap	SmallCap Growth II
UBS Securities LLC	(Americas) Inc.	Growth II

62	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Brokerage commissions paid to affiliates during the period ending December 31, 2008 were as follows:

Commissions Paid to B-Trade Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 6.06	0.01%	0.00%
Diversified International	345.99	0.02%	0.06%
International SmallCap	214.66	0.04%	0.03%
LargeCap Blend II	1,568.80	0.68%	0.96%
LargeCap Growth	471.28	0.11%	0.46%
LargeCap Growth I	1,226.00	0.65%	1.81%
SmallCap Blend	98.24	0.05%	0.06%
SmallCap Growth II	20,759.53	8.20%	15.27%

Commissions Paid to Bear Stearns & Co, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 888.13	0.86%	0.48%
Diversified International	13,772.99	0.98%	0.90%
Equity Income	10,085.00	1.70%	1.76%
International Emerging Markets	7,156.31	0.73%	1.23%
LargeCap Blend II	1,286.00	0.56%	0.54%
LargeCap Growth	12,182.00	2.75%	2.05%
LargeCap Growth I	2,646.00	1.40%	0.97%
LargeCap Value	3,157.47	0.58%	0.31%
MidCap Blend	1,722.90	0.71%	0.56%
MidCap Growth I	2,262.00	2.17%	1.66%
MidCap Stock	864.00	1.27%	1.61%
MidCap Value II	2,721.00	1.22%	0.87%
SmallCap Blend	796.65	0.38%	0.22%
SmallCap Growth II	28.00	0.01%	0.03%
SmallCap Value I	650.00	0.30%	0.30%
West Coast Equity	564.00	1.42%	1.48%

Commissions Paid to BNY Brokerage, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 3,416.08	3.32%	5.49%
Diversified International	257.58	0.02%	0.04%
Equity Income	100,920.06	16.96%	16.25%
International Emerging Markets	67.74	0.01%	0.01%
International SmallCap	347.93	0.07%	0.02%
LargeCap Blend II	97.00	0.04%	0.04%
LargeCap S&P 500 Index	959.10	5.03%	9.15%
LargeCap Value	10,299.08	1.90%	3.09%
MidCap Blend	3,883.91	1.60%	2.45%
MidCap Stock	9,148.75	13.42%	15.58%
Real Estate Securities	748.48	0.42%	0.55%
SmallCap Blend	1,776.75	0.86%	2.63%
SmallCap Growth II	158.96	0.06%	0.04%
West Coast Equity	2,728.85	6.88%	6.78%

Commissions Paid to BTIG, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Value III	$ 16.00	0.01%	0.00%
MidCap Value II	481.50	0.22%	0.06%
SmallCap Growth II	199.08	0.08%	0.02%

Principal Variable Contracts Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	63
www.principalfunds.com

Commissions Paid to Dresdner Kleinwort Securities, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
International SmallCap	$28.86	0.01%	0.00%

Commissions Paid to Fidelity Brokerage Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
MidCap Value II	$1,019.20	0.46%	0.72%

Commissions Paid to Goldman Sachs & Co.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 527.13	2.88%	2.56%
Balanced	915.11	0.89%	0.43%
Diversified International	55,456.58	3.93%	3.11%
International Emerging Markets	52,338.57	5.35%	5.78%
International SmallCap	14,428.79	2.78%	1.99%
LargeCap Blend II	14,197.40	6.16%	5.76%
LargeCap Growth	25,171.60	5.69%	5.23%
LargeCap Growth I	12,207.21	6.48%	4.19%
LargeCap Value	1,098.33	0.20%	0.22%
LargeCap Value III	16,369.12	7.99%	8.27%
MidCap Blend	2,997.87	1.23%	0.98%
MidCap Growth I	1,834.00	1.76%	1.10%
MidCap Value II	1,864.50	0.84%	0.36%
Real Estate Securities	760.86	0.42%	0.53%
SmallCap Blend	3,025.00	1.46%	1.27%
SmallCap Growth II	949.37	0.38%	0.44%
SmallCap Value I	658.02	0.30%	0.77%

Commissions Paid to Goldman Sachs Execution & Clearing, LP
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Blend II	$2,005.00	0.87%	2.35%
LargeCap Growth	73.40	0.02%	0.11%
LargeCap Growth I	1,739.00	0.92%	2.00%
MidCap Value II	160.00	0.07%	0.04%
SmallCap Growth II	4,488.40	1.77%	2.36%
SmallCap Value I	662.00	0.31%	0.48%

Commissions Paid to J.P. Morgan Securities
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 114.14	0.62%	0.51%
Balanced	6,138.42	5.96%	5.03%
Diversified International	106,701.48	7.56%	6.25%
Equity Income	28,908.06	4.86%	6.46%
International Emerging Markets	118,546.90	12.11%	11.66%
International SmallCap	19,944.51	3.84%	3.51%
LargeCap Blend II	19,781.50	8.58%	8.11%
LargeCap Growth	33,262.24	7.51%	6.64%
LargeCap Growth I	23,601.00	12.53%	11.64%
LargeCap S&P 500 Index	125.06	0.66%	1.23%
LargeCap Value	36,850.52	6.81%	7.06%
LargeCap Value III	5,713.69	2.79%	2.11%

64	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Commissions Paid to J.P. Morgan Securities
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
MidCap Blend	33,156.89	13.65%	16.23%
MidCap Growth I	6,816.00	6.53%	4.02%
MidCap Stock	1,934.04	2.84%	3.29%
MidCap Value II	1,723.50	0.77%	0.30%
Real Estate Securities	5,952.08	3.31%	3.59%
SmallCap Blend	13,320.97	6.43%	5.79%
SmallCap Growth II	16,224.80	6.41%	4.71%
SmallCap Value I	4,238.52	1.96%	1.28%
West Coast Equity	979.52	2.47%	1.92%

Commissions Paid to JPMorgan Cazenove Limited
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Diversified International	$8,003.60	0.57%	0.59%
International SmallCap	1,926.48	0.37%	0.34%

Commissions Paid to Lehman Brothers, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 285.95	1.56%	1.47%
Balanced	2,682.85	2.61%	2.44%
Diversified International	30,782.31	2.18%	2.98%
Equity Income	3,256.00	0.55%	0.31%
International Emerging Markets	10,521.09	1.07%	1.02%
International SmallCap	6,037.94	1.16%	1.88%
LargeCap Blend II	4,828.00	2.10%	2.75%
LargeCap Growth	21,246.00	4.80%	4.19%
LargeCap Growth I	5,092.50	2.70%	2.72%
LargeCap S&P 500 Index	612.69	3.22%	5.31%
LargeCap Value	26,758.97	4.95%	4.09%
LargeCap Value III	2,334.21	1.14%	0.84%
MidCap Blend	6,352.33	2.61%	1.75%
MidCap Growth I	2,724.05	2.61%	2.69%
MidCap Stock	850.04	1.25%	2.35%
MidCap Value II	3,436.84	1.54%	0.88%
Real Estate Securities	3,542.50	1.97%	2.20%
SmallCap Blend	3,248.14	1.57%	2.01%
SmallCap Growth II	1,469.49	0.58%	0.46%
SmallCap Value I	1,176.74	0.55%	0.59%
West Coast Equity	74.00	0.19%	0.04%

Commissions Paid to Mellon Financial Markets LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Growth II	$4.80	0.00%	0.00%

Commissions Paid to Morgan Joseph & Co
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Growth II	$297.92	0.12%	0.21%

Principal Variable Contracts Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	65
www.principalfunds.com

Commissions Paid to Morgan Stanley & Co. Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$ 1,036.36	1.01%	0.60%
Diversified International	86,941.61	6.16%	5.35%
Equity Income	8,380.00	1.41%	1.27%
International Emerging Markets	82,337.01	8.41%	7.32%
International SmallCap	18,034.71	3.47%	2.89%
LargeCap Blend II	14,995.60	6.51%	5.93%
LargeCap Growth	5,144.42	1.16%	1.85%
LargeCap Growth I	13,951.52	7.41%	7.23%
LargeCap S&P 500 Index	82.78	0.43%	0.65%
LargeCap Value	10,615.42	1.96%	1.47%
LargeCap Value III	5,372.40	2.62%	2.63%
MidCap Blend	3,033.68	1.25%	1.25%
MidCap Growth I	1,566.88	1.50%	2.44%
MidCap Value II	6,244.22	2.80%	2.39%
Real Estate Securities	502.92	0.28%	0.27%
SmallCap Blend	3,385.87	1.63%	2.04%
SmallCap Growth II	7,582.05	3.00%	2.84%
SmallCap Value I	2,880.77	1.34%	3.56%

Commissions Paid to National Financial Services, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap Blend II	$ 212.00	0.09%	0.11%
LargeCap Growth	2,640.00	0.60%	0.69%
SmallCap Value I	146.00	0.07%	0.07%

Commissions Paid to Pershing, LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
LargeCap S&P 500 Index	$ 34.00	0.18%	0.27%
MidCap Value II	54.00	0.02%	0.01%
SmallCap Growth II	13,620.60	5.38%	1.24%
West Coast Equity	55.00	0.14%	0.09%

Commissions Paid to Sanford C. Bernstein & Co. LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 4,737.92	25.84%	27.22%
Balanced	611.94	0.59%	0.44%
Diversified International	3,784.65	0.27%	0.60%
Equity Income	51,244.34	8.61%	9.88%
International SmallCap	403.95	0.08%	0.16%
LargeCap Blend II	4,518.00	1.96%	2.84%
LargeCap Growth	1,860.68	0.42%	0.87%
LargeCap Growth I	2,590.00	1.38%	1.34%
LargeCap S&P 500 Index	8.00	0.04%	0.06%
LargeCap Value	904.05	0.17%	0.26%
LargeCap Value III	785.00	0.38%	0.33%
MidCap Blend	256.71	0.11%	0.08%
MidCap Growth I	945.88	0.91%	1.05%
MidCap Stock	2,780.52	4.08%	2.80%
MidCap Value II	1,421.50	0.64%	0.24%
Real Estate Securities	123.38	0.07%	0.17%
SmallCap Blend	1,243.16	0.60%	0.77%
SmallCap Growth II	21.00	0.01%	0.04%

66	BROKERAGE ALLOCATION AND OTHER PRACTICES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Commissions Paid to Sanford C. Bernstein & Co. LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
SmallCap Value I	475.20	0.22%	0.27%
West Coast Equity	1,671.72	4.22%	5.17%

Commissions Paid to Spectrum Asset Management
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Bond & Mortgage Securities	$11,499.56	100.00%	100.00%

Commissions Paid to UBS Financial Services, Inc.
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Balanced	$23.31	0.02%	0.02%
LargeCap S&P 500 Index	25.52	0.13%	0.22%

Commissions Paid to UBS Securities LLC
			Percent of Dollar
	Total Dollar	As Percent of	Amount of Commissionable
Account	Amount	Total Commissions	Transactions
Asset Allocation	$ 545.26	2.97%	2.22%
Balanced	6,145.09	5.97%	8.47%
Diversified International	148,955.20	10.56%	11.28%
Equity Income	24,728.00	4.16%	5.25%
International Emerging Markets	79,549.91	8.13%	10.17%
International SmallCap	78,904.99	15.18%	25.55%
LargeCap Blend II	8,325.60	3.61%	5.42%
LargeCap Growth	11,628.76	2.63%	1.80%
LargeCap Growth I	11,275.50	5.99%	8.60%
LargeCap S&P 500 Index	11,047.87	57.99%	38.29%
LargeCap Value	28,456.97	5.26%	7.08%
LargeCap Value III	8,843.62	4.32%	8.55%
MidCap Blend	3,165.71	1.30%	1.56%
MidCap Stock	1,640.00	2.41%	3.32%
MidCap Value II	1,096.53	0.49%	0.38%
Real Estate Securities	15,216.14	8.46%	7.48%
SmallCap Blend	16,413.83	7.92%	7.96%
SmallCap Growth II	2,922.15	1.15%	2.29%
SmallCap Value I	4,812.24	2.23%	2.07%
West Coast Equity	719.89	1.82%	1.64%

Material differences, if any, between the percentage of an Account’s brokerage commissions paid to a broker and the percentage of transactions effected through that broker reflect the commissions rates the sub-advisor has negotiated with the broker. Commission rates a sub-advisor pays to brokers may vary and reflect such factors as the trading volume placed with a broker, the type of security, the market in which a security is traded and the trading volume of that security, the types of services provided by the broker (i.e. execution services only or additional research services) and the quality of a broker’s execution.

Allocation of Trades by the Sub-Advisors and Sub-Sub-Advisors

Each Sub-Advisor and Sub-Sub-Advisor manages a number of accounts other than the Account’s portfolios. Each has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and ensures that all clients are treated fairly and equitably.

Investments the Sub-Advisor or Sub-Sub-Advisor deems appropriate for the Account’s portfolio may also be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Account’s portfolio and other accounts. In such circumstances, the Sub-Advisor or Sub-Sub-Advisor may determine that orders for the purchase or sale of the same security for the Account’s portfolio and one or more other

Principal Variable Contracts Funds, Inc.	BROKERAGE ALLOCATION AND OTHER PRACTICES	67
www.principalfunds.com

accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Sub-Advisor or Sub-Sub-Advisor to be equitable and in the best interests of the Account portfolio and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Account believes that its participation in such transactions on balance will produce better overall results for the Account.

PRICING OF FUND SHARES

Each Account’s shares are bought and sold at the current net asset value (“NAV”) per share. Each Account’s NAV for each class is calculated each day the New York Stock Exchange (“NYSE”) is open, as of the close of business of the Exchange (normally 3:00 p.m. Central Time). The NAV of Account shares is not determined on days the NYSE is closed (generally, New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form. For all Accounts except the Money Market Account, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares owned in that class.

In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.

Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers.

Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Board of Directors.

A Fund’s securities may be traded on foreign securities markets that close each day prior to the time the NYSE closes. In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that impact a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board of Directors as may from time to time be necessary.

68	PRICING OF FUND SHARES	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Money Market Account

The share price of shares of the Money Market Account is determined at the same time and on the same days as the Accounts described above. All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Money Market Account requires the Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Board of Directors has established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, the Account’s price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds ½ of 1%, the Board of Directors promptly considers what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to shareholders, it takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

MULTIPLE CLASS STRUCTURE

The Board of Directors has adopted a multiple class plan (the Multiple Class Plan) pursuant to SEC Rule 18f-3. Each Account offers Class 1 shares. The Accounts that offer Class 2 shares are identified in the chart included under the heading “Fund History.”

Distributor

Principal Funds Distributor, Inc. (“PFD”), a Washington corporation, serves as the Distributor for the Fund’s Class 1 and Class 2 share classes on a continuous basis. PFD is a registered broker-dealer under the Securities and Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

PFD is located at 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

PFD serves as distributor to the Fund pursuant to a Distribution Agreement (“Distribution Agreement”), which provides that the Fund will pay all fees and expenses in connection with (1) the preparation and filing of registration statements (2) necessary state filings (3) preparation and distribution of prospectuses and shareholder reports to current shareholders, tax information, notices, proxy statements and proxies, (4) preparation and distribution of dividend and capital gain payments to shareholders, (5) issuance, transfer, registry and maintenance of open account charges and (6) communication with shareholders concerning these items. The Fund will also pay taxes including, in the case of redeemed shares, any initial transfer taxes unpaid. PFD will assume responsibility for (or will enter into arrangements providing for the payment of) the expense of printing prospectuses used for the solicitation of new accounts of the Fund. PFD will also pay (or will enter into arrangements providing for the payment of) the expenses of other sales literature for the Fund as well as other expenses in connection with the sale and offering for sale of Fund shares.

Pursuant to the Distribution Agreement, PFD acts as an agent of the Fund in connection with the sale of Fund shares in the various states PFD is qualified as a broker-dealer. PFD accepts orders for Fund shares at net asset value. Other than a 12b-1 fees paid to PFD with respect Class 2 shares, no compensation is paid to PFD.

The Class 1 and Class 2 shares are available without any front-end sales charge or contingent deferred sales charge.

Principal Variable Contracts Funds, Inc.	MULTIPLE CLASS STRUCTURE	69
www.principalfunds.com

Rule 12b-1 Fees /Distribution Plans and Agreements

Class 2 shares of the Fund are subject to a Distribution Plan and Agreement (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholders of the Class 2 shares have approved and entered into a Distribution Plan and Agreement. The Fund believes the Distribution Plan and Agreement will be beneficial as it may position the Fund to be able to build and retain assets which will, in turn, have a positive effect on total expense ratios and provide flexibility in the management of the Fund by reducing the need to liquidate portfolio securities to meet redemptions. The Fund also believes the Plan will encourage registered representatives to provide ongoing servicing to the shareholders.

In adopting the Plan, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Accounts and the shareholders of the affected class. Pursuant to Rule 12b-1, information about revenues and expenses under the Plan is presented to the Board of Directors each quarter for its consideration in continuing the Plan. Continuance of the Plan must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plan may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plan may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plan may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.

Payments under the 12b-1 plans will normally be made for accounts that are closed to new investors.

The Plan provides that each Account makes payments to the Distributor from assets of the Class 2 shares to compensate the Distributor and other selling dealers, various banks, broker-dealers, and other financial intermediaries, for providing certain services to the Account. Such services may include:

  formulation and implementation of marketing and promotional activities;
  preparation, printing, and distribution of sales literature;
  preparation, printing, and distribution of prospectuses and the Account reports to other than existing shareholders;
  obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;
  making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and
  providing training, marketing, and support with respect to the sale of shares.

The Account pays the Distributor a fee after the end of each month at an annual rate of 0.25% of the daily net asset value of the assets attributable to the Class 2 shares.

The Distributor may remit on a continuous basis up to 0.25% to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.

At least quarterly, the Distributor will provide to the Fund’s Board of Directors, and the Board will review, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

If the Distributor’s actual expenses are less than the Rule 12b-1 fee it receives, the Distributor is entitled to retain the full amount of the fees.

70	MULTIPLE CLASS STRUCTURE	Principal Variable Contracts Funds, Inc.
1-800-852-4450

The following 12b-1 payments were made to Principal Funds Distributor, Inc. for the period ending December 31, 2008:

12b-1 Fees for the
Periods Ended
Account	December 31, 2008*
Diversified International	$13
Equity Income	139
Income	28
LargeCap Blend II	4
LargeCap Growth	2
MidCap Stock	27
Money Market	26
Mortgage Securities	7
Real Estate Securities	3
SAM Balanced	418
SAM Conservative Balanced	62
SAM Conservative Growth	255
SAM Flexible Income	107
SAM Strategic Growth	166
Short-Term Income	5
SmallCap Growth II	8
SmallCap Value I	—**
West Coast Equity	29

*	Amounts in thousands.
**	Less than $500.

TAX STATUS

It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders’ ability to treat distributions of the Account in the manner they were received by the Account.

For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an “identified mixed straddle” such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act’s requirements and to avoid this excise tax.

Principal Variable Contracts Funds, Inc.	TAX STATUS	71
www.principalfunds.com

PORTFOLIO HOLDINGS DISCLOSURE

It is the Fund’s policy to disclose only public information regarding portfolio holdings, except as described below.

Policy. The Fund and Principal have adopted a policy of disclosing non-public portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

1)	Daily to the Fund’s portfolio pricing services, FT Interactive Data Corporation, to obtain prices for portfolio securities;
2)	Upon proper request to government regulatory agencies or to self regulatory organizations;
3)	As needed to Ernst & Young LLP, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young LLP to the Fund;
4)	To the sub-adviser’s proxy service providers (Automatic Data Process, Glass Lewis & Co., and, Risk Metrics Group) to facilitate voting of proxies; and
5)	To the Account’s custodian, the Bank of New York Mellon, in connection with the services provided by the custodian to the Account.

The Account is also permitted to enter into arrangements to disclose portfolio holdings to other third parties in connection with the performance of a legitimate business purpose if such third party agrees in writing to maintain the confidentiality of the information prior to the information being disclosed. Any such written agreement must be approved by an officer of the Fund, the Manager or the Account’s sub-advisor. Approval must be based on a reasonable belief that disclosure to such other third party is in the best interests of the Account’s shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund’s Chief Compliance Officer (“CCO”) must approve such disclosure, in writing before it occurs. Such third parties currently include:

AIG Sunamerica Life Assurance Company	Financial Tracking	Principal Life Insurance Company
American General Life Insurance Company	First SunAmerica Life Insurance Company	Russell Implementation Services
Bloomberg, LP	Frank Russell Securities, Inc.	R.R. Donnelley and Sons Company
Check Free Investment Services	Frank Russell Company	Standard Insurance Company
Confluence Technologies, Inc.	Hub Data	TIAA-CREF Life Insurance Company
Depository Trust Co.	Investment Company Institute	The Washington Mutual, Inc. Plan
Eagle Investment Systems	Mellon Analytical Solutions	Administration Committee
EzE Castle Software LLC	Merrill Communications	Vestek
FactSet Research Systems	Plexus Plan Sponsor Group	Wolters Kluwer Financial Services
Farmers New World Insurance Company

Any agreement by which any Account or any party acting on behalf of the Fund agrees to provide Account portfolio information to a third party, other than a third party identified in the policy described above, must be approved prior to information being provided to the third party, unless the third party is a regulator or has a duty to maintain the confidentiality of such information and to refrain from using such information to engage in securities transactions. A written record of approval will be made by the person granting approval.

The Fund may also disclose to Edge, non-public portfolio holdings information relating to the underlying Accounts in which the SAM portfolios invest to facilitate Edge’s management of the portfolios. Edge may use Underlying Fund portfolio holdings information of fund managed by unaffiliated advisory firms solely for the purpose of managing the SAM portfolios.

The Fund’s non-public portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party receive compensation in connection with the disclosure of Fund portfolio information. The Fund’s CCO will periodically, but no less frequently than annually, review the Fund’s portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund’s Board of Directors. In addition, the Fund’s Board of Directors must approve any change in the Fund’s portfolio holdings disclosure policy that would expand the distribution of such information.

72	PORTFOLIO HOLDINGS DISCLOSURE	Principal Variable Contracts Funds, Inc.
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PROXY VOTING POLICIES AND PROCEDURES

The Fund has adopted a policy delegating to the Fund’s Manager or Sub-Advisor, as appropriate, authority to vote proxies relating to the portfolio securities held in each Account, with the Board exercising continuing oversight of the exercise of the delegated authority. The Manager or Sub-Advisor follows its own proxy voting policies and procedures. A copy of each Sub-Advisor’s proxy voting policies and procedures is included in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval.

The Principal LifeTime Accounts and SAM Portfolios invest in shares of other Accounts. The Manager is authorized to vote proxies related to the underlying funds. If an underlying fund holds a shareholder meeting, in order to avoid any potential conflict of interest, the Manager will vote shares of such fund on any proposal submitted to the fund’s shareholders in the same proportion as the votes of other shareholders of the underlying fund.

Principal Life votes each Account’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners, regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Information regarding the Fund’s proxy voting record for the 12 month period ended June 30, 2008, is available, without charge, upon request by calling 1-800-852-4450 or on the SEC website at http://www.sec.gov.

GENERAL INFORMATION

The Distributor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

LargeCap S&P 500 Index Account only

The Account is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

Principal Variable Contracts Funds, Inc.	PROXY VOTING POLICIES AND PROCEDURES	73
www.principalfunds.com

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The financial statements of the Funds at December 31, 2008, are incorporated herein by reference to the Fund’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Funds at December 31, 2008, including the related financial highlights which appear in the Prospectus, have been audited by Ernst & Young LLP (Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309-2764), independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Information in this section is as of December 31, 2008 unless otherwise noted.

74	FINANCIAL STATEMENTS	Principal Variable Contracts Funds, Inc.
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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Compensation is predominantly composed of salary. Salary is reviewed annually. Annual bonus is driven primarily by company and business unit performance. Fund performance is taken into account when determining bonuses. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	75
www.principalfunds.com

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

AllianceBernstein recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer whose retirement plan they manage, or they administer, who distributes AllianceBernstein sponsored mutual funds, or with whom they or an employee has another business or personal relationship that may affect how they vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. They believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that

76	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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proxies are voted with only their clients' best interests in mind. Additionally, they have implemented procedures to ensure that their votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and their employees' material business and personal relationships (and those of their affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which they will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how they intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing their proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that their voting decision is consistent with their clients' best interests.

AllianceBernstein believes it has taken several steps to reduce or eliminate potential conflicts of interest that may arise from time to time. Their policies in this regard apply to all AllianceBernstein employees.

The firm has designated Mark Anderson as the Conflicts Officer. He is also a member of the Conflicts Committee, which is comprised of senior members of the Legal and Compliance Department. The Conflicts Committee confers about various conflicts at the firm and in their industry, advising on policies and procedures where relevant and maintaining a list of conflicts. These policies are constructed and implemented by the Legal & Compliance Department in coordination with the relevant business areas. They also disclose other regulatory conflicts in their Form ADV Part II.

Furthermore, AllianceBernstein's Code of Ethics includes provisions concerning personal trading, gifts and entertainment that are intended to eliminate and/or manage potential conflicts between the firm and its clients, and among clients. As noted above, the Code of Ethics is distributed and acknowledged by employees no less frequently than annually and is delivered to all new employees upon hire.

In addition to various trading restrictions, and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of three designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein's Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.

Growth Equity

The Alliance Growth Equities Risk Oversight Committee is responsible for assessing and monitoring liquidity constraints and other risks associated with investing activities, including portfolio management, research, operations and compliance. This committee includes its CEO and the chairman of the firm, senior investment personnel, the chief risk officer, chief compliance officer and (in the case of fixed income) chief risk officer-fixed income.

Individual portfolio managers manage Alliance Growth Equities portfolios in accordance with the written investment process for each strategy. For growth equity, the degree to which portfolio managers for a given product may have different holdings varies by product, but is defined and monitored. For fixed income, all investment decisions are made by consensus and individual portfolio managers have no latitude to deviate from team strategy. Much of compliance is automated, with daily reports reviewed by operations and compliance personnel independent of the investment-management teams; they are in the process of improving the automated compliance system and extending it to all portfolios. The portfolio-management teams monitor daily trades and their impact on key portfolio sensitivities, drawing on models designed by their quantitative research teams.

The Growth Equity Risk Committees meets quarterly to monitor market risk across all relevant portfolios to ensure that each client portfolio is managed within the client's and firm's risk tolerance and that similarly mandated accounts have similar risk exposures. Ultimate responsibility for risk positions, however, resides with the portfolio managers.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	77
www.principalfunds.com

Value Equity

Bernstein Value Equities employs a centralized process for making investment decisions for each of its value equity investment services; individual portfolio managers have little discretion. Once an account opens, portfolio managers scrutinize each trading order to ensure it is consistent with the investment strategy and agreed-upon objectives for the account; consistent with activity in other accounts in the same investment service and in compliance with the client's guidelines. Some pre-trade compliance monitoring and all post-trade compliance monitoring is performed manually. On a monthly basis, the Investment Policy Group or a subset of it for each service reviews whether each portfolio is being managed within the client's guidelines and internal risk tolerance and that accounts with similar mandates have similar risk exposures. They also review whether risk levels in aggregate are appropriate, relative to market conditions and the expectations for the particular investment service. Typically, a member of the value equity quantitative research group and the chief risk officer attend these meetings.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

They state that they recruit and retain outstanding individuals both by offering attractive financial incentives and by providing a highly stimulating work environment characterized by intellectual challenge, variety and a high level of personal independence within the framework of a clear and disciplined investment process. They keep the effectiveness of their compensation and incentives under constant review.

Compensation is typically paid in the form of base salary and a performance bonus. A portion of the bonus is deferred. The mix of different elements varies from person to person, with the element of deferred compensation typically more significant for more senior members of the firm. They aim to pay compensation which is highly competitive within the industry. Equity incentives are not generally offered.

Bonuses are based on evaluation of their investment professionals using a range of criteria that is not formulaic. Analysts, for example, are assessed on the basis of a ranking by Chief Investment Officers and Directors of Research from around the world. Their evaluation is based on factors including the contribution made by the analyst to alpha, their breadth and depth of research knowledge, and their attention to issues that can drive the performance of the stocks that they follow. Portfolio managers are assessed by the Chief Investment Officers to whom they report on their involvement in the research process and in other aspects of portfolio management; their success in establishing and maintaining client relationships and their contribution to team effectiveness.

78	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

The results of this evaluation help determine annual compensation, but individual elements of compensation are not mechanically determined. This balanced approach to appraisal and compensation helps to maintain the integrity of their investment approach by ensuring, for example, that investment professionals are not tempted to chase short-term performance.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	79
www.principalfunds.com

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Columbus Circle Investors seeks to maintain a competitive compensation program based on investment management industry standards to attract and retain superior investment professionals. Compensation structure is comprised of the following:

  Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager. The firm's goal is to maintain competitive base salaries through an annual review process, which includes an analysis of industry standards, market conditions, and salary surveys.
  Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus compensation is based upon the performance of the investment strategy for which the portfolio manager is responsible and the role the portfolio manager plays in that performance, plus the value to the firm that the strategy the portfolio manager has provided. Value to the firm is related to the assets under management that employ the portfolio manager's strategy as well as the part that success and the portfolio manager personally play in overall firm success. Portfolio managers who are partners receive quarterly bonus compensation based upon overall revenue generated by the products for which they are responsible.
  Equity Payments. Portfolio managers who are partners of CCI receive quarterly distributions based upon their equity ownership share and firm profitability. They believe this structure allows them to retain highly qualified portfolio managers, as it provides the opportunity to share directly in the success of the business.

Each portfolio manger is eligible to participate in a competitive benefits package including health and retirement benefits [in the form of a 401(k) plan], which are available to all of Columbus Circle employees.

80	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	81
www.principalfunds.com

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The portfolio manager receives a fixed salary as well as incentive-based compensation. Salary is based upon a variety of factors including education, professional experience, seniority, and annual surveys of investment advisor compensation. The incentive-based portion of the portfolio manager's compensation is determined by an evaluation of professional and investment performance. Professional performance is assessed by reference to the portfolio manager's satisfaction of goals such as those related to compliance, team contribution, and research. The portfolio manager's investment performance for compensation purposes is measured by the Fund's 1-, 2-, 3-, and 5-year percentile rankings among the Lipper peer universe.

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Certain portfolio managers receive additional compensation that is credited to a deferred compensation account, which vests after three years. The deferred compensation account value is adjusted as though the account had been invested directly in the Funds for which the portfolio manager is primarily responsible. The account value also takes into consideration the Funds or portfolios where the portfolio manager is a contributor; the primary Funds or Portfolios are weighted more heavily. This is intended to help align the portfolio manager's economic interests with those of the shareholders of the applicable Fund or Portfolio.

In addition, Portfolio Managers may receive additional compensation in the form of long-term incentive awards, depending on the position, either non-qualified stock option grants or a combination of performance shares and options to eligible participants who obtain high performance levels in the preceding year. The grant is based on the preceding year's performance. Participation each year will depend on individual performance levels. Actual number of options granted will be based on level of performance. All Portfolio Managers are eligible to participate in the firm's standard employee health and welfare programs, including retirement.

Ownership of Securities
2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Emerald has a company-wide compensation/incentive plan. A consulting firm aided in the development of this plan. The first stage was implemented in 1999, and included a salary grid structure for all employees and job titles. The firm's Compensation Committee (which includes members of Emerald's board of directors) can adjust an individual's salary based on actual job performance. The salary grid points were chosen in concert with the Consultant following an industry review and comparison survey.

The second stage is a quarterly Bonus Plan that keys job performance to eligibility and amount. The "firm-wide" component, which mandates whether or not the firm as a whole will pay yearly bonuses, is tied to the firm's performance and was adopted beginning in 2000. Bonuses can range from zero to 300% of base salaries. If the firm's performance is sufficient to warrant bonus payments, the Compensation Committee decides on a percentage payout of the eligible bonus pool to each operating area: Portfolio Management, Research, Marketing and Operations.

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Finally, each unit's Managing Director assigns specific employee bonus amounts from the eligible pool, based on quarterly performance reviews and the manager's relative performance against the comparable index for rolling Quarter, Year, and Five Year periods.

Emerald has consistently awarded or offered the purchase of direct equity ownership in the firm to key employees. Emerald believes it has a competitive compensation/incentive structure relative to its industry based both on the involvement of the Consultant and the fact that it has consistently retained its key senior management staff over the long-term.

Ownership of Securities

2. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Essex is not aware of any material conflicts of interest in connection with the PM's management of the Fund's investments, on the one hand, and the investments of the other accounts included in response to question 1, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex's internal controls in order to prevent such conflicts of interest from arising.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to their peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. They also incent them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The Portfolio Managers manage, and are investors in, vehicles that trade securities simultaneously with client accounts. Trade allocation among these accounts and client accounts, including the fund, is a potential conflict of interest. Jacob Levy’s portfolio optimizer generates their trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day with preference given to short covers over long purchases and long sales over short sales in the same security. Allocation by account of actual shares traded is provided to the broker at the end of the day's trading. Jacob Levy’s internal controls relating to trade allocation procedures are reviewed and tested annually by their independent accountants as part of their SAS 70 examination of their operating procedures and internal controls. External legal counsel has reviewed Jacob Levy’s trade allocation procedures, which are also stated in their Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade.

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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Each portfolio manager receives a fixed salary and a percentage of the profits of the firm, which is based upon the portfolio manager's ownership interest in the firm. The firm's profits are derived from the fees it receives from client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the "Basic Fee"). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. Common benchmarks include the S&P 500, Russell 1000, Russell 2000 and Russell 3000. In some cases, the Basic Fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized benchmark return plus a specified number of basis points. In other cases, the firm receives the Basic Fee and a percentage of the profits in excess of a benchmark plus a specified number of basis points.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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Sub-Advisor: J.P. Morgan Other Accounts Managed

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities

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generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

1. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

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  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

J.P. Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the JP Morgan or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Because the Mellon Capital portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact

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Sub-Advisor: Mellon Capital Other Accounts Managed

the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio manager's bonus and there is no formula that is applied to weight the factors listed (see "Compensation of Portfolio Managers and Other Accounts Managed”). In addition, current trading practices do not allow Mellon Capital Management Corporation to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolio's rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The primary objectives of the Mellon Capital Management Corporation's ("Mellon Capital's") compensation plans are to:

  Motivate and reward continued growth and profitability
  Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
  Motivate and reward strong business/investment performance
  Create an ownership mentality for all employees

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are

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pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Sub-Advisor: Morgan Stanley Investment Management Other Accounts Managed

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Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Description of Any Material Conflicts

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley Investment Management may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over a Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley Investment Management has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley Investment Management's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley Investment Management manages accounts that engage in short sales of securities of the type in which a Fund invests, Morgan Stanley Investment Management could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley Investment Management has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.
Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	95
www.principalfunds.com

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Morgan Stanley Investment Management DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

  Cash Bonus.
  Morgan Stanley's Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.
  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Morgan Stanley Investment Management or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.
  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Morgan Stanley Investment Management or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
  Contribution to the business objectives of Morgan Stanley Investment Management.
  The dollar amount of assets managed by the portfolio manager.
  Market compensation survey research by independent third parties.
  Other qualitative factors, such as contributions to client objectives.
  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

96	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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Sub-Advisor: PGI
Other Accounts Managed

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	97
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Brad Fredericks				
Government & High Quality Bond Acct				
Registered investment companies	1	351,988,792.29		
Other pooled investment vehicles	1	770,255,572.37		
Other accounts	0	0		
Arild Holm				
LargeCap Value Account				
Registered investment companies	1	637,627,236.76		
Other pooled investment vehicles	2	255,419,572.73		
Other accounts	2	69,695,625.03		
Chris Ibach				
Diversified International Account				
Registered investment companies	0	0		
Other pooled investment vehicles	1	4,868,872.51		
Other accounts	9	936,917,570.51		
Dirk Laschanzky				
Principal LifeTime Accounts				
LargeCap S&P 500 Index Account				
Registered investment companies	3	1,259,627,325.29		
Other pooled investment vehicles	3	5,353,597,975.25		
Other accounts	4	84,267,396.60		
Thomas Morabito				
SmallCap Blend Account				
Registered investment companies	2	386,040,622.59		
Other pooled investment vehicles	9	1,089,789,703.50		
Other accounts	0	0		
Bill Nolin				
MidCap Blend Account				
Registered investment companies	1	553,441,625.82		
Other pooled investment vehicles	3	878,191,443.29		
Other accounts	0	0		
Phil Nordhus				
SmallCap Blend Account				
Registered investment companies	2	574,144,345.56		
Other pooled investment vehicles	3	1,086,536,741.83		
Other accounts	1	27,363,317.01		
Brian Pattinson				
International SmallCap Account				
Registered investment companies	0	0		
Other pooled investment vehicles	1	534,659,098.07		
Other accounts	4	622,332,580.93		
John Pihlblad				
LargeCap Value Account				
Registered investment companies	3	1,960,983,733.47		
Other pooled investment vehicles	2	339,080,687.44		
Other accounts	9	1,201,784,035.66

98	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Conflicts of Interest

•	A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

None

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based,

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	99
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for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Global Investors offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for their investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

Percentages vary by position, but generally, the largest component of total potential compensation is the performance bonus, of which, a substantial portion is in the form of long-term incentives.

All investment staff members are eligible for annual incentive bonuses. In 2008 they introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives tied specifically to growth and profitability of the equities group.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

100	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Sub-Advisor: Principal - REI
Other Accounts Managed

Conflicts of Interest
• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.
None
Compensation
1. Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

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  Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.
  Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Principal Real Estate Investors offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for Principal - REI’s investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

Percentages vary by position, but generally, the largest component of total potential compensation is the performance bonus, of which, a substantial portion is in the form of long-term incentives.

All investment staff members are eligible for annual incentive bonuses. In 2008 Principal - REI introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives tied specifically to growth and profitability of the equities group.

Ownership of Securities
2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

102	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
1-800-852-4450

Sub-Advisor: T. Rowe Price
Other Accounts Managed

*	Does not include assets of the LargeCap Blend II Series.
**	Does not include assets of the LargeCap Growth I Series.

Conflicts of Interest
• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds, and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's
Compensation" section, their portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see T. Rowe Price's Form ADV for more information on their brokerage and trade allocation policies.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	103
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Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the
Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio
Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Blend), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring their younger analysts, and being good corporate citizens are important components of their long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

104	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Sub-Advisor: UBS Global AM Other Accounts Managed

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	105
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If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted a Code of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the
Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio
Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, risk measured, performance-oriented culture. Overall compensation can be grouped into three categories:

  A fixed component - base salary and benefit - reflecting an individual's skills and experience,
  Variable cash compensation, which is determined annually on a discretionary basis and is correlated with the performance of UBS, UBS Global Asset Management, the respect asset class, investment strategy, function and an individual's (financial and non-financial) contribution to UBS Global Asset Management's results, and
  A variable equity component that reinforces the critical importance of creating long-term business value whilst serving as an effective retention tool as shares typically vest over a number of years. .

Portfolio manager's variable compensation is tied to the performance of relevant client portfolios/funds. For analysts, variable compensation is, in general, tied to the performance of some combination of model and/or client/fund portfolios, generally evaluated over multiple-year periods and coupled with a qualitative assessment of their contribution. This ensures that the interests of the investment professionals are aligned with those of clients.

106	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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UBS is committed to the principle of employee share ownership, believing accountability for decisions and actions is encouraged through equity-based awards that vest and/or become unrestricted over time. Positions with a large scope of responsibility and a significant potential impact on the firm have higher equity exposure. UBS also has stringent share ownership requirements for senior executives.

A number of equity ownership plans are available to UBS employees, which vary by rank, performance and location. These plan rules may be amended from time to time in all or some jurisdictions. Some of these plans include: Equity Plus Plan (Equity Plus): Equity Plus is a voluntary plan that provides employees with an opportunity to purchase UBS shares at fair market value and generally receive, at no additional cost, two UBS options for each share purchased, up to a maximum annual limit. Shares purchased under Equity Plus are restricted from sale for two years from the date of purchase and the options are forfeitable in certain circumstances. The options have a strike price equal to the fair market value of a UBS share on the date the option is granted, a two-year vesting period and generally expire ten years from the date of grant.

Equity Ownership Plan (EOP): Selected employees receive between 10% and 45% of their annual performance-related compensation in UBS shares or notional shares instead of cash on a mandatory basis. A small proportion of EOP awards is granted over Alternative Investment vehicles (AIVs) to reflect the performance of certain funds. EOP awards generally vest in one-third increments over a three year vesting period and are forfeitable in certain circumstances.

Key Employee Stock Appreciation Rights Plan (KESAP) and Key Employee Stock Option Plan (KESOP): Key and high potential employees are granted discretionary UBS options or stock appreciation rights with a strike price not less than the fair market value of a UBS share on the date the option or stock appreciation right is granted. The options or stock appreciation rights have a three-year vesting period, are forfeitable in certain circumstances and generally expire ten years from the date of grant.

Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Sub-Advisor: Westwood Other Accounts Managed

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	107
www.principalfunds.com

Conflicts of Interest

• A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts included in response to this question, on the other. This description would include, for example, material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

Conflicts of Interests. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood's trade allocation policy is to aggregate client transactions, including the Funds', where possible when it is believed that such aggregation may facilitate Westwood's duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client's participation in the transaction. Westwood generally allocates securities among client accounts according to each account's pre-determined participation in the transaction. Westwood's policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Westwood prohibits late trading, frequent trading and/or market timing in the funds and monitors trades daily to ensure this policy is not violated.

Compensation

1.	Describe the structure of, and the method used to determine, the compensation of each Portfolio
Manager. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

108	DISCLOSURE REGARDING PORTFOLIO MANAGERS	Principal Variable Contracts Funds, Inc.
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• Compensation includes, without limitation, salary, bonus, deferred compensation, and pension and retirement plans and arrangements, whether the compensation is cash or non-cash. Group life, health, hospitalization, medical reimbursement, relocation, and pension and retirement plans and arrangements may be omitted, provided that they do not discriminate in scope, terms, or operation in favor of the Portfolio Manager or a group of employees that includes the Portfolio Manager and are available generally to all salaried employees. The value of compensation is not required to be disclosed.

• Include a description of the structure of, and the method used to determine, any compensation received by the Portfolio Manager from the Fund, the Fund’s investment adviser, or any other source with respect to management of the Fund and any other accounts included in this questionnaire. This description must clearly disclose any differences between the method used to determine the
Portfolio Manager’s compensation with respect to the Fund and other accounts, e.g., if the Portfolio
Manager receives part of an advisory fee that is based on performance with respect to some accounts but not the Fund, this must be disclosed.

Westwood's compensation package includes base salary, cash bonus, and equity-based incentive compensation as well as a full benefits package for all employees, including those involved in the product. Westwood annually reviews all forms of compensation for all employees of the company. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry.

Percentages for each component of compensation are variable. Cash bonus awards are determined at year-end. The firm also offers a stock incentive program for all employees throughout the firm. Equity-based compensation awards, which currently consist of time vested restricted stock, are granted each February and vest over a four-year period from the date of grant. As employees remain with Westwood, restricted stock grants can become meaningful components of their wealth creation, and due to the public nature of the share pricing, can be more visible and tangible to the grantee. Therefore, the granting of restricted stock not only serves as an effective tool in retaining talented individuals, it also serves as an effective tool in attracting other talented, seasoned professionals. As owners, Westwood’s employees' interests are closely aligned with those of its stockholders and clients; as a result, they all succeed together.

In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is based upon the performance of individual stock recommendations and portfolio performance. Traders are evaluated on qualitative factors as well as quantitative factors, which include accuracy and execution of trading orders.

The analyst and portfolio manager cash bonus pool is determined by the firm's success, which is directly linked to total fund performance. In awarding cash bonuses for the investment professionals, Westwood considers composite performance vs. a passive benchmark as well as industry peer group performance. In addition to measuring overall composite performance, Westwood wants to recognize and reward individual performance, regardless of timing and buy or sell decisions made by the Portfolio Team. For this reason, Westwood tracks the individual buy and sell recommendations of each analyst and measures their performance against a predetermined universe of securities representing their assigned sector responsibilities.

Health insurance, employer-paid life insurance and employer-paid short and long-term disability insurance packages including a 401(k) plan with employer matching, are provided to all Westwood employees.

Principal Variable Contracts Funds, Inc.	DISCLOSURE REGARDING PORTFOLIO MANAGERS	109
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Ownership of Securities

2.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
$500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

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APPENDIX A Description of Bond Ratings: Moody’s Investors Service, Inc. Rating Definitions: Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Principal Variable Contracts Funds, Inc.	APPENDIX A	111
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Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA: Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.
Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.
D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

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Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+”
designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:
SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.
SP-2:	A satisfactory capacity to pay principal and interest.
SP-3:	A speculative capacity to pay principal and interest.

Principal Variable Contracts Funds, Inc.	APPENDIX A	113
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APPENDIX B

Proxy Voting Policies

The Proxy voting policies applicable to each Account follows.

The order in which the Proxy Voting Policies are arranged is in alphabetical order by Manager and then each Sub-
Advisor.

114	APPENDIX B	Principal Variable Contracts Funds, Inc.
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Proxy Voting Policies and Procedures For
Principal Investors Fund
Principal Variable Contracts Fund
Principal Retail Funds
(December 15, 2003)

It is each fund's policy to delegate authority to its advisor or sub-advisor, as appropriate, to vote proxy ballots relating to the fund's portfolio securities in accordance with the advisor's or sub-advisor's voting policies and procedures.

The advisor or sub-advisor must provide, on a quarterly basis:

1.	Written affirmation that all proxies voted during the preceding calendar quarter, other than those specifically identified by the advisor or sub-advisor, were voted in a manner consistent with the advisor's or sub-advisor's voting policies and procedures. In order to monitor the potential effect of conflicts of interest of an advisor or sub-advisor, the advisor or sub-advisor will identify any proxies the advisor or sub-advisor voted in a manner inconsistent with its policies and procedures. The advisor or sub-advisor shall list each such vote, explain why the advisor or sub-advisor voted in a manner contrary to its policies and procedures, state whether the advisor or sub-advisor’s vote was consistent with the recommendation to the advisor or sub-advisor of a third party and, if so, identify the third party; and

2.	Written notification of any changes to the advisor's or sub-advisor's proxy voting policies and procedures made during the preceding calendar quarter.

The advisor or sub-advisor must provide, no later than July 31 of each year, the following information regarding each proxy vote cast during the 12-month period ended June 30 for each fund portfolio or portion of fund portfolio for which it serves as investment advisor, in a format acceptable to fund management:

1.	Identification of the issuer of the security;
2.	Exchange ticker symbol of the security;
3.	CUSIP number of the security;
4.	The date of the shareholder meeting;
5.	A brief description of the subject of the vote;
6.	Whether the proposal was put forward by the issuer or a shareholder;
7.	Whether and how the vote was cast;
8.	Whether the vote was cast for or against management of the issuer.

Statement of Policies and Procedures for
Proxy Voting

1.	Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a
fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It
sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S.
and non-U.S. securities.

2.	Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.
AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

	2.1.	Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company.
We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies

Dated: March 2008

amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors
AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.
For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected.
We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions (such as takeovers)
or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, w e will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership.
Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, w e will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation.
We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests.
We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

	2.9.	Social and Corporate Responsibility
AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders.
We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures
	3.1.	Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies.
When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

	3.2.	Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes
AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting)
how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A)
the nature of AllianceBernstein’s and our employees’ material business and personal relationships
(and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of
(including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to red uce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks.
Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example,

AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions.
Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting their
AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance
Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit
AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange
Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Columbus Circle Investors

PROXY VOTING POLICY
2006

I. Procedures

Columbus Circle Investors (Columbus Circle) is generally authorized by its clients, as a term of its Investment Advisory Agreement, the authority to vote and give proxies for the securities held in clients’ investment accounts. At their election, however, clients may retain this authority, in which case Columbus Circle will consult with clients regarding proxy voting decisions as requested.

For those clients for whom Columbus Circle Investors (Columbus Circle) has undertaken to vote proxies, Columbus Circle retains the final authority and responsibility for such voting subject to any specific restrictions or voting instructions by clients.

In addition to voting proxies for clients, Columbus Circle:

1)	provides clients with a concise summary of its proxy voting policy, which includes information describing how clients may obtain a copy of this complete policy and information regarding how specific proxies related to each respective investment account are voted. Columbus Circle provides this summary to all new clients as part of its Form ADV, Part II disclosure brochure, which is available to any clients upon request;
2)	applies its proxy voting policy according to the following voting policies and keeps records of votes for each client through Institutional Shareholder Services;
3)	keeps records of proxy voting available for inspection by each client or governmental agencies - to both determine whether the votes were consistent with policy and to determine all proxies were voted;
4)	monitors such voting for any potential conflicts of interest and maintains systems to deal with these issues appropriately; and
5)	maintains this written proxy voting policy, which may be updated and supplemented from time to time;

Frank Cuttita, Columbus Circle’s Chief Administrative Officer and Chief Compliance Officer, will maintain Columbus Circle’s proxy voting process. Clients with questions regarding proxy voting decisions in their accounts should contact Mr. Cuttita.

II. Voting Guidelines

Keeping in mind the concept that no issue is considered "routine," outlined below are general voting parameters on various types of issues when there are no extenuating circumstances, i.e., company specific reason for voting differently. The Operating Committee of Columbus Circle has adopted the following voting parameters.

To assist in its voting process, Columbus Circle has engaged Institutional Shareholder Services (ISS), an independent investment advisor that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. ISS also provides Columbus Circle with reports that reflect proxy voting activities for Columbus Circle's client portfolios which provide information for appropriate monitoring of such delegated responsibilities.

Columbus Circle has delegated to ISS the authority to vote Columbus Circle’s clients’ proxies consistent with the following parameters. ISS further has the authority to determine whether any extenuating specific company circumstances exist that would mandate a special consideration of the application of these voting parameters. If ISS makes such a determination, the matter will be forwarded to Mr. Frank Cuttita for review. Likewise, ISS will present to Columbus Circle any specific matters not addressed within the following parameters for consideration.

A. Management Proposals:

1. When voting on ballot items that are fairly common management sponsored initiatives certain items are generally, although not always, voted affirmatively.

---	"Normal" elections of directors
---	Approval of auditors/CPA
---	Directors' liability and indemnification
---	General updating/corrective amendments to charter
---	Elimination of cumulative voting
---	Elimination of preemptive rights

2. When voting items that have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively:

---	Capitalization changes that eliminate other classes of stock and voting rights
---	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs.
---	Stock purchase plans with an exercise price of not less than 85% FMV
---	Stock option plans that are incentive based and not excessive
---	Reductions in supermajority vote requirements
---	Adoption of antigreenmail provisions

3. When voting items which have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management sponsored initiative:

---	Capitalization changes that add classes of stock that are blank check in nature or that dilute the voting interest of existing shareholders
---	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders
---	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers
---	Amendments to bylaws that would require super-majority shareholder votes to pass or repeal certain provisions
---	Classified or single-slate boards of directors
---	Reincorporation into a state that has more stringent anti-takeover and related provisions
---	Shareholder rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding.

---	Excessive compensation or non-salary compensation related proposals, always company specific and considered case-by-case
---	Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered
---	Amending articles to relax quorum requirements for special resolutions
---	Re-election of director(s) directly responsible for a company’s fraudulent or criminal act
---	Re-election of director(s) who holds offices of chairman and CEO
---	Re-election of director(s) who serve on audit, compensation and nominating committees
---	Election of directors with service contracts of three years, which exceed best practice and any change in control provisions
---	Adoption of option plans/grants to directors or employees of related companies
---	Lengthening internal auditors’ term in office to four years

B. Shareholder Proposals:

Traditionally shareholder proposals have been used mainly for putting social initiatives and issues in front of management and other shareholders. Under ERISA, it is inappropriate to use (vote) plan assets to carry out such social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of shareholders, i.e., beneficiaries, and economic impact.

1. When voting shareholder proposals, in general, initiatives related to the following items are supported:

---	Auditors should attend the annual meeting of shareholders
---	Election of the board on an annual basis
---	Equal access to proxy process
---	Submit shareholder rights plan poison pill to vote or redeem

---	Undo various anti-takeover related provisions
---	Reduction or elimination of super-majority vote requirements
---	Anti-greenmail provisions
---	Submit audit firm ratification to shareholder votes
---	Audit firm rotations every five or more years
---	Requirement to expense stock options
---	Establishment of holding periods limiting executive stock sales
---	Report on executive retirement benefit plans
---	Require two-thirds of board to be independent
---	Separation of chairman and chief executive posts

2. When voting shareholder proposals, in general, initiatives related to the following items are not supported:

---	Requiring directors to own large amounts of stock before being eligible to be elected
---	Restoring cumulative voting in the election of directors
---	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of ERISA shareholders
---	Restrictions related to social, political or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact, such as specific boycotts or restrictions based on political, special interest or international trade considerations; restrictions on political contributions; and the Valdez principles.
---	Restrictions banning future stock option grants to executives except in extreme cases

3. Additional shareholder proposals require case-by-case analysis

---	Prohibition or restriction of auditors from engaging in non-audit services (auditors will be voted against if non-audit fees are greater than audit and audit-related fees, and permitted tax fees combined)
---	Requirements that stock options be performance-based
---	Submission of extraordinary pension benefits for senior executives under a company’s SERP for shareholder approval
---	Shareholder access to nominate board members
---	Requiring offshore companies to reincorporate into the United States

Another expression of active involvement is the voting of shareholder proposals. Columbus Circle evaluates and supports those shareholder proposals on issues that appropriately forward issues of concern to the attention of corporate management. Historically, many shareholder proposals received very little support, often not even enough to meet SEC refiling requirements in the following year although the SEC is considering relaxing the standards for the placement of shareholder initiatives on ballots. Support of appropriate shareholder proposals is becoming a more widespread and acknowledged practice and is viewed by many as a direct expression of concern on an issue to corporate management. It is noted, however, that the source (and motivation of the shareholder proposal proponent) can affect outcome on a shareholder proposal vote.

Columbus Circle has not, to date, actively considered filing shareholder proposals, writing letters to companies on a regular basis, or engaging numerous companies in a dialogue. These activities and others that could be considered expressions of activism are not under consideration at this time. Should a particular equity company's policy become of concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Columbus Circle's staff participates in national forums and maintains contacts with corporate representatives.

III. Conflicts of Interest

Columbus Circle will monitor its proxy voting process for material conflicts of interest. By maintaining the above-described proxy voting process, most votes are made based on overall voting parameters rather than their application to any particular company thereby eliminating the effect of any potential conflict of interest.

Columbus Circle has reviewed its business, financial and personal relationships to determine whether any conflicts of interest exist, and will at least annually assess the impact of any conflicts of interest. As of the date of this policy, Columbus Circle may have a conflict of interest related to voting certain securities of publicly held companies to which the firm provides investment advisory services.

In the event of a vote involving a conflict of interest that does not meet the specific outlined parameters above or and requires additional company-specific decision-making, Columbus Circle will vote according to the voting recommendation of ISS. In the rare occurrence that ISS does not provide a recommendation, CCI may request client consent on the issue.

Eff. 01/20/2006

Edge Asset Management, Inc.

Proxy Voting
Dated: February 2009

Policy

Edge Asset Management, Inc. (“Edge”) has been delegated by certain clients the responsibility for voting proxies. It is the policy of Edge to vote proxies for portfolio securities in the best interests of its clients. Edge maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Edge’s proxy policies and practices. Its policy and practice includes the responsibility to receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe their proxy voting policies and procedures to clients and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Investment Operations Manager has the responsibility for the execution of its proxy voting policy, practices, disclosures and recordkeeping.

Procedure Summary

Edge has adopted procedures to implement the firm’s policy and periodically reviews and monitors the procedures to ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are summarized as follows:

1.	Voting Procedures
Edge believes it is in the best interest of its clients to delegate the proxy voting responsibility to an expert proxy voting organization, Risk Metrics Group (“RMG”).
RMG provides policy guidelines and proxy research and analysis in addition to proxy voting. RMG provides Edge with the opportunity to override any proxy proposal that Edge feels is not in the best interest of the client.

2.	Disclosure

	•	Edge’s proxy voting policy and procedures are based on RMG’s Standard Proxy
Voting Guidelines and are provided to each client which elects to delegate such authority to Edge. At such client’s discretion, Edge’s policy and procedures will be disclosed in either the client’s Statement of Additional Information (“SAI”) or on its
web site.

3.	Client Requests for Information

	•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Investment Operations
Manager to coordinate an appropriate response.

4.	Voting Guidelines

	•	RMG will vote proxies in the best interests of the client. RMG will vote all proxies from a specific issuer the same way for each client.

	•	RMG will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor's non-audit services.

	•	RMG will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

	•	In reviewing proposals, the opinions of management, the effect on shareholder value and the issuer’s business practices will be considered.

5.	Conflicts of Interest

	•	If RMG or Edge abstains from voting a proxy due to a conflict or if Edge elects to override an RMG recommendation, it will seek to identify and evaluate whether any conflicts of interest that may exist between the issuer and Edge, its employees and clients.

	•	The resolution will be determined by the Chief Compliance Officer (“CCO”), Chief
Investment Officer (“CIO”), and Investment Administrative Officer (“IAO”) who will review the information and determine if a material conflict exists. If a material conflict is determined to exist, the IAO will disclose the conflict to the affected clients, and request instruction from the client as how to vote the proxy.

	•	Edge will maintain a record of the voting resolution of any conflict of interest.

6.	Recordkeeping

The Investment Operations Manager shall retain the following proxy records in accordance with the SEC’s five-year retention requirement. The retention of certain proxy records may be satisfied through reliance on a third party such as RMG or EDGAR.

Records to be maintained include but are not limited to;

  These policies and procedures and any amendments;
  A copy of each proxy statement that Edge receives regarding client securities, records to be maintained by RMG on behalf of Edge.
  A record of each vote that Edge casts;
  Any document Edge created that was material to making a decision how to vote proxies;
  A copy of each written request from a client for information on how Edge voted such client’s proxies, a copy of any written response; and all client communication regarding proxies
  A record of each potential and material conflict of interest identified by the adviser. Such record shall include a summary of the conflict and actions taken to resolve it. The record shall also include any analysis of the conflict and rationale considered when making a decision to vote the proxy.
Historical Policies: Revised January 1, 2007; October 9, 2006
Adopted policy: March 31, 2004

EMERALD ADVISERS, INC.
PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors
2)	insuring that these directors have properly supervised management
3)	resolve issues of natural conflict between shareholders and managers
	a.	Compensation
	b.	Corporate Expansion
	c.	Dividend Policy
	d.	Free Cash Flow
	e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.
	f.	Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in a activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all to often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A. Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Selection of Accountants: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

C. Incentive Stock Plans. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

D. Corporate restructuring plans or company name changes, will generally be evaluated on a case by case basis.

E. Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

F. Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

G. Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation
EAI will vote its shares on a case by case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.

A. Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors.
These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B. Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1. Classification of the Board of Directors:
A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote
Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2. Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt
Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3. Unequal Voting Rights:
A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4. Supermajority Clauses:
These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution:
Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5. Fair Price Provisions:
These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote
Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.
Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6. Increases in authorized shares and/or creation of new classes of common and preferred stock:
a. Increasing authorized shares.
EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.
Resolution: On a case by case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b. Creation of new classes of stock.
Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.
Resolution: EAI would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c. Directors and Management Liability and Indemnification.
These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of
Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.
Resolution: On a case by case basis, EAI votes Against attempts by management to eliminate directors and management liability for their duty of care.

d. Compensation Plans (Incentive Plans)
Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
Resolution: On a case by case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e. Greenmail
EAI would not support management in the payment of greenmail.
Resolution: EAI would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f. Cumulative Voting
Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.
Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EAI will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g. Proposals Designed to Discourage Mergers & Acquisitions In Advance
These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EAI will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h. Confidential Voting
A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i. Disclosure
Resolution: EAI will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j. Sweeteners
Resolution: EAI will vote Against proposals that include what are called
“sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan
(Poison Pill).

k. Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case by case basis, EAI will vote
Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l. Equal Access to Proxy Statements
EAI supports stockholders right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI will support any proposal calling for equal access to proxy statements.

m. Abstention Votes
EAI supports changes in the method of accounting for abstention votes.
Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved.
Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. Other Issues

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights
B.	Nuclear Issues
C.	Defense Issues
D.	Social Responsibility

EAI, in general supports the position of management. Exceptions to this policy Include:

1. South Africa
EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South

Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2. Northern Ireland
EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

Summary of Proxy Voting Policies and Procedures

Introduction

Essex views seriously its responsibility to exercise proxy voting authority over securities within its clients' portfolios. As an investment adviser and fiduciary of client assets, Essex utilizes proxy voting policies and procedures intended to protect the value of shareholder investments and are designed to reasonably ensure that Essex votes proxies in the best interest of clients for whom Essex has voting authority. In voting proxies, we seek to both maximize the long-term value of our clients' assets and to cast votes that we believe to be fair and in the best interest of the affected c1ient(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.

The following is a summary of the policies and procedures that govern the voting of proxies in situations where Essex is responsible for such voting. Essex clients will either retain proxy voting authority or delegate it to Essex. If a client has delegated such authority to Essex (whether in the client's investment management agreement with Essex or otherwise), Essex will vote proxies for that client. If a particular client for whom Essex has investment discretion has not explicitly delegated proxy voting authority to Essex, Essex will vote such client's proxies.

Voting Agent

Essex has contracted with an independent third party provider of proxy voting and corporate governance services (“proxy agent”), to conduct in-depth proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting actions taken and proxy voting materials for the appropriate client account. The proxy agent specializes in providing a variety of fiduciary-level services related to proxy voting. The proxy agent researches proxy issues and then independent from Essex executes votes.

Essex has adopted the proxy agent's proxy voting policy guidelines as its own and votes Essex's clients' proxies (for those clients over which it has proxy voting authority) according to those policy guidelines.

Details of the proxy agents' proxy voting policy guidelines are available upon request.

In extraordinary circumstances, Essex's Proxy Voting Committee ("Committee") and Chief Compliance Officer may actively issue a voting instruction. The Committee is discussed below.

Proxy Voting Committee

Essex's Proxy Voting Committee is responsible for deciding what is in the best interests of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve (if the Committee determines they continue to be reasonably designed to be in the best interest of Essex's clients), proxy agent's proxy voting policies as Essex's own proxy voting policies. Any changes to the proxy agent voting policies must be reviewed, approved, and adopted by the Committee at the time the changes occur. The Committee also would become involved in extraordinary circumstances in which Essex decides to exercise it voting discretion.

Conflicts of Interest

As noted, Essex has an agreement with a proxy agent as an independent proxy voting agent and has adopted the proxy agent's proxy voting policies. The adoption of the proxy agent's proxy voting policies which provide pre-determined policies for voting proxies was designed to remove conflicts of interest that could affect the outcome of a vote. The intent of this policy is to remove any discretion that Essex may have to interpret on how to vote proxies in cases where Essex has a material conflict of interest or the appearance of a material conflict of interest.

There may be a situation where the proxy agent itself may have a material conflict with respect to a proxy vote that it is voting on Essex's clients' behalf. In those situations, the proxy agent will fully or partially abstain from voting the proxy and Essex's Committee will provide the actual voting recommendation after a review of the vote(s) involved. Essex's Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex's Committee and Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex takes voting discretion from the proxy agent.

In both of the preceding circumstances, the Committee and Essex's Chief Compliance Officer will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients.

Proxy/Shareblocking

In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the proxy agent. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in "share blocking" countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

How to Obtain Voting Information

Clients may obtain information about how Essex voted proxies for securities held in their account(s) or a copy of Essex's full proxy voting policy and procedures by contacting Essex at, (617) 342-3200 or proxyvoting@essexinvest.com <mailto:proxyvoting@essexinvest.com>.

JACOBS LEVY EQUITY MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES

As of January 1, 2007

I.	Policy
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.
II.	Proxy Voting Procedures
Proxies are obtained by the Portfolio Accounting Department through ADP Proxy Edge, a third party application used for proxy notification and voting. Portfolio Accounting, headed by the Manager of Portfolio Accounting, reports to the Jacobs Levy Chief Financial Officer. Portfolio Accountants will:
(a) download share information from client's custodian through ADP Proxy Edge;
(b) reconcile share information between Jacobs Levy’s accounting records and the custodian's records and resolve any variances; and
(c) make the initial determination how Jacobs Levy should vote the proxy as dictated by voting guidelines and will load the vote into ADP Proxy Edge. Portfolio Accounting will send a package with all supporting documentation to the Manager of Portfolio Accounting. The Manager of Portfolio Accounting is responsible for reviewing and approving the proposed proxy vote (and consulting with the Compliance Officer and/or the Principals, if necessary). Once approved, Portfolio Accounting submits the votes electronically through ADP Proxy Edge.
Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Chief Financial Officer and the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III.	Voting Guidelines
Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Jacobs Levy utilizes the services of Institutional Shareholder Services (ISS), a third party provider of proxy analyses and voting recommendations. ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Accounting. Jacobs Levy will vote proxies in accordance with ISS’ recommendations, except as provided in (a) - (d) below:
	(a)	There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.
	(b)	It is Jacobs Levy’s belief that it is not its place to make moral or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.
	(c)	In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.
	(d)	Any issue with a new ISS proxy issue code will be forwarded to one of the Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.
IV.	Conflicts of Interest
	(a)	The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.
	(b)	If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

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V.	Disclosure
	(a)	Jacobs Levy will disclose in its Form ADV Part II that clients may contact the Chief Compliance Officer, Heath N. Weisberg, via email or telephone at heath.weisberg@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.
	(b)	A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part II, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part II will be offered to existing clients annually.
VI.	Recordkeeping
The Manager of Portfolio Accounting and Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:
	(a)	Copies of these proxy voting policies and procedures, and any amendments thereto.
	(b)	A hard and electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ADP.
	(c)	A hard copy and electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ADP.
	(d)	A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.
	(e)	A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

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Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

M0101	Ratify Auditors	For
M0106	Amend Articles/Charter-General Matters	For
M0111	Change Company Name	For
M0117	Designate Inspector or Shareholder Rep. of Minutes of Meetings	For
M0119	Reimburse Proxy Contest Expense	Against
M0124	Approve Stock Dividend Program	For
M0125	Other Business	Against
M0129	Approve Minutes of Meeting	For
M0136	Approve Auditors and Authorize Board to Fix Remuneration of	For
Auditors
M1050	Receive Financial Statements and Statutory Reports	For

MANAGEMENT PROPOSALS – DIRECTOR RELATED

Issue
Code	Description	Vote

M0201	Elect Directors	For
M0205	Allow Board to Set its Own Size	Against
M0206	Classify the Board of Directors	Against
M0207	Eliminate Cumulative Voting	For
M0215	Declassify the Board of Directors	For
M0218	Elect Directors to Represent Class X Shareholders	For
M0226	Classify Board and Elect Directors	Against

MANAGEMENT PROPOSALS – CAPITALIZATION

Issue
Code	Description	Vote

M0304	Increase Authorized Common Stock	For
M0308	Approve Reverse Stock Split	For
M0309	Approve Increase in Common Stock and a Stock Split	For
M0314	Eliminate Preemptive Rights	For
M0316	Amend Votes Per Share of Existing Stock	Against
M0320	Eliminate Class of Preferred Stock	For
M0322	Cancel Company Treasury Shares	For
M0325	Reduce Authorized Common Stock	For
M0374	Approve Reduction in Share Capital	For

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

MANAGEMENT PROPOSALS – NON-SALARY COMP.

Issue
Code	Description	Vote

M0510	Approve Employee Stock Purchase Plan	For
M0512	Amend Employee Stock Purchase Plan	For
M0534	Approve/Amend 401(k)/Savings Plan	For
M0537	Approve/Amend Supplemental Retirement Plan	For

MANAGEMENT PROPOSALS – ANTI-TAKEOVER RELATED

Issue
Code	Description	Vote

M0604	Provide Directors May Only be Removed For Cause	Against
M0605	Adopt or Increase Supermajority Vote Requirement for Amendments	Against
M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	Against
M0607	Adopt or Increase Supermajority Vote Requirement for Removal of	Against
Directors
M0608	Reduce Supermajority Vote Requirement	For
M0618	Eliminate Right to Call Special Meeting	Against
M0622	Consider Non-Financial Effects of Mergers	Against
M0627	Permit Board to Amend Bylaws Without Shareholder Consent	Against
M0653	Authorize Board to Issue Shares in the Event of a Public Tender	Against
Offer or Share Exchange Offer

SHAREHOLDER PROPOSALS - ROUTINE/BUSINESS

Issue
Code	Description	Vote

S0102	Change Date/Time of Annual Meeting	Against
S0106	Initiate Payment of Cash Dividend	Against
S0110	Establish Shareholder Advisory Committee	Against

Exhibit A

VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - DIRECTOR RELATED

Issue
Code	Description	Vote

S0201	Declassify the Board of Directors	For
S0202	Establish Term Limits for Directors	Against
S0207	Restore or Provide for Cumulative Voting	Against
S0209	Establish Director Stock Ownership Requirement	Against
S0211	Establish Mandatory Retirement Age for Directors	Against
S0214	Remove Existing Directors	Against
S0215	Require Majority of Independent Directors on Board	Against

SHAREHOLDER PROPOSALS - CORP GOVERNANCE

Issue
Code	Description	Vote

S0304	Provide for Confidential Voting	For
S0306	Submit All Acquisition Offers for Shareholder Vote	Against
S0307	Restore Preemptive Rights of Shareholders	Against
S0311	Reduce Supermajority Vote Requirement	For
S0320	Submit Preferred Stock Issuance to Vote	For

SHAREHOLDER PROPOSALS - COMPENSATION

Issue
Code	Description	Vote

S0501	Restrict Executive Compensation Plan Awards	Against
S0503	Increase Disclosure of Executive Compensation	Against
S0504	Limit Executive Compensation	Against
S0505	Terminate Executive Compensation Plan	Against
S0510	Link Executive Compensation to Social Issues	Against
S0512	Performance-Based/Index Option	Against
S0513	Put Repricing of Stock Options to Shareholder Vote	For
S0519	Establish SERP Policy	Against
S0520	Pay-For-Superior-Performance	Against

Exhibit A
VOTING POLICY ON SPECIFIC PROXY ISSUES

SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES
Issue
Code	Description	Vote
S0602	Report of Bank Lending Policies	Against

SHAREHOLDER PROPOSALS - OTHER/MISC.
Issue
Code	Description	Vote

S0805	Report on Government Service of Employees	Against
S0806	Report on Charitable Contributions	Against
S0807	Report on Corporate Political Contributions/Activities	Against

Part I: JPMorgan Asset Management Global

           Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures. 1

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstancesdictate.

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. 2

 _______________________
¹ 1. Proxies for the JPMorgan Value Opportunities Fund are voted in accordance with the Washington Management Group's proxy voting policies and not the policies of JPMAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMAM, except, to the extent the JPMAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavorial Value Fund, and the UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMAM.

2The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote

JPMorgan Asset Management Corporate Governance

certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

C. The Proxy Voting Process - Continued

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  removing certain JPMAM personnel from the proxy voting process;
  “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  a copy of the JPMAM Proxy Voting Procedures and Guidelines;
  a copy of each proxy statement received on behalf of JPMAM clients;
  a record of each vote cast on behalf of JPMAM client holdings;
  a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
  a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
  a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Investment Advisors Inc.
JPMorgan Chase Bank, N.A.
JPMorgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Security Capital Research & Management Incorporated

Part II: Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

Part II.A: North America Guidelines

1.	Uncontested Director Elections
Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:
1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

2) adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or
ii) majority of the votes cast for two consecutive years; or

5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

7) WITHHOLDING from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than six public company boards.

8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9) WITHHOLD votes from audit committee members in circumstances in which there is evidence
(such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10) WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11) Vote case by case for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors.
We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.	Proxy Contests
2a. Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry;
management’s track record; background to the proxy contest; qualifications of director nominees
(both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

2b. Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors
Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and
number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses
4a. Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:
1) Majority of board composed of independent directors,
2) Nominating committee composed solely of independent directors,
3) Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors
(dead-hand poison pill).
4b. Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.
Vote for proposals to restore shareholder ability to remove directors with or without cause.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote for proposals that permit shareholders to elect directors to fill board vacancies.
4c. Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:
1) Annually elected board,
2) Majority of board composed of independent directors,
3) Nominating committee composed solely of independent directors,
4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
5) Ability of shareholders to call special meeting or to act by written consent with 90 days’
notice,
6) Absence of superior voting rights for one or more classes of stock,
7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-
hand poison pill).

4d. Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

4e. Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

4f. Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses
5a. Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.
Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

5b. Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

5c. Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5d. Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.
Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

5f. Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions
6a. Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

• Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2) Serves as liaison between the chairman and the independent directors,
(3) Approves information sent to the board,
(4) Approves meeting agendas for the board,
(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6) Has the authority to call meetings of the independent directors, and
(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

• 2/3 of independent board;

• All-independent key committees;

• Committee chairpersons nominated by the independent directors;

• CEO performance is reviewed annually by a committee of outside directors; and

• Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time.
Performance will be measured according to shareholder returns against index and peers.

6b. Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a
"lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

6c. Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

6d. Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

6e. Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

6f. Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

6g. Board Size
Vote for proposals to limit the size of the board to 15 members.

6h. Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions
7a. Independent Nominating Committee
Vote for the creation of an independent nominating committee.

7b. Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

7c. Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

7d. Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

7e. Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

7f. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting.
No one site will meet the needs of all shareholders.

7g. Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board.
Constituency representation on the board is not supported, rather decisions are based on director qualifications.

7h. Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

7i. Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

7j. Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.	Capital Structure
8a. Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

8b. Stock Distributions: Splits and Dividends
Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

8c. Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

8d. Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

8e. Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

8f. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

8g. Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

8h. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

8i. Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.
These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation
9a. Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns.
Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—
even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by JPMAM). JPMAM defines high average three-year burn rate as the following: the company’s most recent three-year burn rate exceeds one standard deviation by Russell 3000 index and non-Russell 3000 index; the company’s most recent three-year burn rate exceeds two percent of common shares outstanding.

9a. Stock-based Incentive Plans
For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted
on. Specifically, if the company has negative one- and three-year total shareholder returns, and its
CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

9b. Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

9c. Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

9d. Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

9e. 401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

9f. Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad-based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

9g. Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

9h. Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

9i. Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

9j. Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

9k. Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

10. Incorporation
10a. Reincorporation Outside of the United States
Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

10b. Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

10c. Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case-by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings
11a. Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price
(cost vs. premium); prospects of the combined companies; how the deal was negotiated; and
changes in corporate governance and their impact on shareholder rights.

11b. Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

11c. Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts,
“going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-
by-case basis.

11d. Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

11e. Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

11f. Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

11g. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

11h. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. Therefore, we generally encourage a level of reporting that is not unduly costly or burdensome, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. At the same time, we recognize that, in some cases, a company may already be providing current, publicly-available information on the possible impact that climate change will have on the company, as well as associated policies and procedures that address the risks and opportunities to the company, or a shareholder proposal may seek a level of disclosure that exceeds that provided by the company’s industry peers and that may put the company at a competitive disadvantage.

12a. Energy and Environment

Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

Vote for proposals that request companies to outline their preparedness to comply with the Kyoto Protocol.

Vote case-by-case on disclosure reports that seek additional information.

Vote case-by-case on proposals that request a report on greenhouse gas emissions from company operations and/or products.

Vote case-by-case on proposals that request a report on the impact of climate change on the company’s operations and/or products.

Vote case-by-case on proposals seeking additional information on other environmental matters affecting the company, its operations and/or its products.

Vote case-by-case on proposals requesting a company report on its energy efficiency policies.

12b. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

12c. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

12d. Promote Human Rights in China, Nigeria, the Sudan and Burma

Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

12e. World Debt Crisis

Vote case-by-case on proposals dealing with third world debt.

Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

12f. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination. Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

12g. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

12h. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

12i. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

12j. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

12k. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise.

13.	Foreign Proxies
Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.
14.	Pre-Solicitation Contact
From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals.

Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

  a pending acquisition or sale of a substantial business;
  financial results that are better or worse than recent trends would lead one to expect;
  major management changes;
  an increase or decrease in dividends;
  calls or redemptions or other purchases of its securities by the company;
  a stock split, dividend or other recapitalization; or
  financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

THE BANK OF NEW YORK MELLON CORPORATION

PROXY VOTING POLICY
(Revised: October 24, 2008)

1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).
2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.
4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.
5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.
6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.
With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.
7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.
8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.
9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.
10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.
11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

2

February 27, 2009

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

  Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.
	1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:
		a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
			i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.
	ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.
c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.
d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.
e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.
f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
g.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h. We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.	Discharge of directors’ duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.

However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66T%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.
5.

Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
7.

Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.

Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.
10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.
11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in capital structure.
	1.	We generally support the following:
Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
Management proposals to effect stock splits.

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.
1.

Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.

Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

	3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4.

Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.

Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

	6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.    Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.
1. We generally support the following:

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.
Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2. We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.

Shareholder proposals advocating stronger and/or particular pay-for- performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
7.

We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.

Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.

Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK
Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Proxy Voting and Class Action Monitoring

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, the Advisers considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

  The Advisers do not maintain a written proxy voting policy as required by Rule 206(4)-6.
  Proxies are not voted in Clients’ best interests.
  Proxies are not identified and voted in a timely manner.
  Conflicts between the Advisers’ interests and the Client are not identified; therefore, proxies are not voted appropriately.
  The third-party proxy voting services utilized by the Advisers are not independent.
  Proxy voting records and Client requests to review proxy votes are not maintained.

The Advisers have established the following guidelines as an attempt to mitigate these risks.

Policy

The Advisers believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services we provide to our advisory clients. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, the Advisers also monitor Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, the Advisers have adopted the policies and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS, a wholly owned subsidiary of RiskMetrics Group, is an independent company that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.11 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Coordinator, who has been assigned by the Operations Department to manage the proxy voting process.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As mentioned above, the PM Teams have access to the ISS Recommendations and may determine that it is in the best interest of Clients to vote differently.

In the event that judgment differs from that of ISS, the Advisers will memorialize the reasons supporting that judgment and retain a copy of those records for the Advisers’ files. In such cases, our procedures require:

1.	The requesting PM Team to set forth the reasons for their decision;
2.	The approval of the lead Portfolio Manager for the requesting PM Team;
3.	Notification to the Proxy Voting Coordinator and other appropriate personnel (including other PGI/PrinREI Portfolio Managers who may own the particular security);
4.	A determination that the decision is not influenced by any conflict of interest; and
5.	The creation of a written record reflecting the process (See Appendix XXIX).

11 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Additionally, the Compliance Department will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted consistent with the Advisers’ fiduciary duties.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with the Advisers’ senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. The Advisers will maintain a record of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, the Advisers’ Client Services Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the Advisers’ Client Services Department and the Proxy Voting Coordinator. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Client Services Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into the Advisers’ OnBase system. These steps are part of the Advisers’ Account Opening Process.

SMA – Wrap Accounts

The Advisers’ SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Coordinator. The SMA Operations Department will coordinate with Citi (wrap program administrator), the respective wrap program sponsor, and the Compliance Department in ensuring that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through the Advisers’ Proxy Voting Coordinator.

Securities Lending

At times, neither the Advisers nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, the Advisers will make reasonable efforts to inform the Client that neither the Advisers nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

  Restrictions for share blocking countries;12
  Casting a vote on a foreign security may require that the adviser engage a translator;
  Restrictions on foreigners’ ability to exercise votes;
  Requirements to vote proxies in person;
  Requirements to provide local agents with power of attorney to facilitate the voting instructions;
  Untimely notice of shareholder meeting;
  Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform the Advisers’ Proxy Voting Coordinator of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, the Advisers will not reveal or disclose to any third party how the Advisers may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Coordinator may disclose that it is the Advisers’ general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

12 In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Thomson Financial, Richard Davies, DF King, Georgeson Shareholder) may contact the Advisers to ask questions regarding total holdings of a particular stock across advisory Clients, or how the Advisers intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence the Advisers’ votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Coordinator may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of the Advisers, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. The Advisers may, however, retain such responsibilities where deemed appropriate.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to the Advisers’ Proxy Voting Coordinator. The Proxy Voting Coordinator will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Coordinator, with the assistance of the CCO or CCO NA, will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, the Advisers may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

The Advisers must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Compliance Department, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

  Any request, whether written (including e-mail) or oral, received by any Employee of the Advisers, must be promptly reported to the Proxy Voting Coordinator. All written requests must be retained in the Client’s permanent file.
  The Proxy Voting Coordinator will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.
  The Proxy Voting Coordinator will furnish the information requested to the Client within a reasonable time period (generally within 10 business days). The Advisers will maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.
  Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

  Upon inadvertent receipt of a proxy, the Advisers will generally forward to ISS for voting, unless the client has instructed otherwise.

Note: The Advisers are permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

  The Advisers’ proxy voting record is maintained by ISS. The Advisers’ Proxy Voting Coordinator, with the assistance of the Client Services and SMA Operations Departments, will periodically ensure that ISS has complete, accurate, and current records of Clients who have instructed the Advisers to vote proxies on their behalf.
  The Advisers will maintain documentation to support the decision to vote against the ISS recommendation.
  The Advisers will maintain documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Procedures for Class Actions

In general, it is the Advisers’ policy not to file class actions on behalf of Clients. The Advisers specifically will not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with the Advisers. The Advisers will only file class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract. The process of filing class actions is carried out by the Investment Accounting Department. In the event the Advisers opt out of a class action settlement, the Advisers will maintain documentation of any cost/benefit analysis to support that decision. This policy is disclosed to clients on Schedule F of Form ADV Part II.

The Advisers are mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action process. Where actual, potential or apparent conflicts are identified regarding any material mat-

ter, the Advisers will manage the conflict by seeking instruction from the Law Department and/or outside counsel. It is the Advisers’ general policy not to act as lead plaintiff in class actions.

Disclosure

The Advisers will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out the Advisers’ proxy voting and class action practices, as mentioned throughout these policies and procedures. The Operations Department has assigned a Proxy Voting Coordinator to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader. In general, the Advisers’ CCO or CCO NA (or their designee) will oversee the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

  That Spectrum act solely in the interest of clients in providing for ultimate long- term stockholder value.
  That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others – Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES: A. Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B. Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:

  Business Relationships – The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.
  Personal Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.
  Familial Relationships – The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

  A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.
  Publicly available information.
  Information generally known within Spectrum.
  Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.
  Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” – On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.	Financial Materiality – The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality – A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest – When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I: Routine Administrative Items

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors
2.	increasing the authorized number of common shares
3.	election of unopposed directors

CATEGORY II: Special Interest Issues

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III: Issues Having the Potential for Significant Economic Impact

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.	Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.
2.	Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.
3.	Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.
4.	Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.
1.	Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
6.	Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.
7.	Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003 Revised January, 2006

T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors on key committees that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors as well as those that seek to dismantle a staggered board.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate

2

responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and public policy issues that are particularly relevant to their businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

3

UBS GLOBAL ASSET MANAGEMENT AMERICAS
CORPORATE GOVERNANCE AND PROXY VOTING
POLICY AND PROCEDURES

Policy Summary

     Underlying our voting and corporate governance policies we have two fundamental objectives:

     1. We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.

     2. As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful. We promote best practice in the boardroom.

     To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice.

     This policy helps to maximize the economic value of our clients‘ investments by establishing proxy voting standards that conform with UBS Global Asset Management‘s philosophy of good corporate governance.

Risks Addressed by this Policy

This policy is designed to addresses the following risks:

• Failure to provide required disclosures for investment advisers and registered investment companies.

• Failure to vote proxies in best interest of clients and funds.

• Failure to identify and address conflicts of interest.

• Failure to provide adequate oversight of third party service providers.

TABLE OF CONTENTS
Voting and Corporate Governance Policy
A.	Global Corporate Governance Principles		2
B.	Macro-Rationales and Explanations for Proxy Voting		4
C.	Global Voting and Corporate Governance Procedures		11
	I.	Corporate Governance Committees	12
	II.	Interaction with Company and Board of Directors	13
	III.	Contacting the Media	14
	IV.	Proxy Voting Process	14
	V.	Proxy Voting Disclosure Guidelines	15
	VI.	Proxy Voting Conflict Guidelines	16
	VII.	Record Keeping	16
		Appendix A - Special Disclosure Guidelines for
		Registered Investment Company Clients	17

A. Global Corporate Governance Principles

Overview

These principles describe the approach of UBS Global Asset Management (Americas) Inc., (UBS Global AM) to Corporate Governance and to the exercise of voting rights on behalf of its clients (which include funds, individuals, pension schemes, and all other advisory clients).

Where clients of UBS Global AM have delegated the discretion to exercise the voting rights for shares they beneficially own, UBS Global AM has a fiduciary duty to vote shares in the clients’ best interests. These principles set forth UBS Global AM’s approach to corporate governance and to the exercise of voting rights when clients have delegated their voting rights to UBS Global AM.

Key principles

UBS Global AM’s global corporate governance principles are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as beneficial owners.

We believe voting rights have economic value and should be treated accordingly. Where we have been given the discretion to vote on clients’ behalves, we will exercise our delegated fiduciary responsibility by voting in a manner we believe will most favorably impact the economic value of their investments.

Good corporate governance should, in the long term, lead towards both better corporate performance and improved shareholder value. Thus, we expect board members of companies in which we have invested to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. A commitment to acting in as transparent a manner as possible is fundamental to good governance.

Underlying our voting and corporate governance principles we have two fundamental objectives:

1.	We seek to act in the best financial interests of our clients to enhance the long-term value of their investments.
2.	As an investment advisor, we have a strong commercial interest that companies in which we invest, on behalf of our clients are successful. We promote best practice in the boardroom.

To achieve these objectives, we have established this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, and to support and encourage sound corporate governance practice. These Principles are implemented globally to harmonize our philosophies across UBS Global AM offices worldwide. However, these Principles permit individual regions or countries within UBS Global AM the discretion to reflect local laws or standards where appropriate.

While there is no absolute set of standards that determine appropriate governance under all circumstances and no set of values will guarantee ethical board behavior, there are certain principles, which provide evidence of good corporate governance. We will, therefore, generally exercise voting rights on behalf of clients in accordance with the following principles.

Board Structure

Some significant factors for an effective board structure include:

· An effective Chairman is key;

  The roles of Chairman and Chief Executive generally should be separated;
  Board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of the management of the company;
  The Board should include executive and non-executive directors; and
  Non-executive directors should provide a challenging, but generally supportive environment for the executive directors.

Board Responsibilities

Some significant factors for effective discharge of board responsibilities include:

The whole Board should be fully involved in endorsing strategy and in all major strategic decisions (e.g., mergers and acquisitions).
The Board should ensure that at all times:
Appropriate management succession plans are in place;
The interests of executives and shareholders are aligned;
The financial audit is independent and accurate;
The brand and reputation of the company is protected and enhanced;
A constructive dialogue with shareholders is encouraged; and
It receives all the information necessary to hold management to account.

Areas of Focus

Some examples of areas of concern related to our Corporate Governance focus include the following:

  Economic value resulting from acquisitions or disposals;
  Operational performance;
  Quality of management;
  Independent non-executive directors not holding executive management to account;
  Quality of internal controls;
  Lack of transparency;
  Inadequate succession planning;
  Poor approach to corporate social responsibility;
  Inefficient management structure; and
  Corporate activity designed to frustrate the ability of shareholders to hold the Board to account or realize the maximum value of their investment.

B. Macro-Rationales and Explanations for Proxy Voting

Overview

These macro-rationales and explanations detail UBS Global AM’s approach to the exercise of voting rights on behalf of its clients (which includes funds, individuals, pension schemes, and all other advisory clients). The basis of the macro rationales and explanations is to define guidelines for voting shares held on behalf of our advisory clients in their best interests.

Macro-Rationales are used to help explain our proxy vote. The Macro-Rationales reflect our global governance principles and local policies, enables voting consistency and provides flexibility our analyst can reflect specific knowledge of the company as it relates to a proposal. Explanations are associated with each Macro-Rationale and are used in our proxy voting operations to communicate our voting decision internally and on client reports.

PROXY VOTING MACRO RATIONALES & EXPLANATIONS

b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.	1. Shareholders should be able to set the size of the board.
c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.	1. Shareholders should have the right to call a special meeting.
d. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.	1. Company does not have a lead director. 2. Company has a lead director. 3. Combined Chairman and Chief Executive, contrary to best practice.
e. We will normally vote for all board members unless we determine conflicts exist or the board is not independent.	1. Board ignored shareholder vote. 2. Executive contract exceeds 1 year in length. 3. Not considered independent insufficient independent non-executives. 4. Member of the Audit or Remuneration Committee(s), not considered Independent. 5. Bundled resolution for election of Directors not appropriate. 6. Not Independent, serves on the Compensation and Nomination Committees. 7. Executive contract exceeds 4 years. 8. Not in shareholders' interests.
3. Compensation	
a. We will not try to micro-manage compensation schemes; however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.	1. We will not-micro manage compensation. 2. The overall quantum of remuneration is too high.

b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.	1. Compensation should be set by the board, not shareholders.
c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.	1. Transparency in compensation is desired.
d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance; is vague; is not in line with market practices; allows for option re-pricing; does not have adequate performance hurdles or is highly dilutive.	1. Remuneration policy insufficiently aligned with shareholder interests. 2. The vesting conditions are inappropriate. 3. The vesting conditions are insufficiently challenging. 4. The matching awards are too generous. 5. The re-pricing of options is against best practice. 6. Dilution of executive remuneration scheme exceeds best practice guidelines. 7. Plan structure does not provide suitable long term incentive. 8. Performance conditions unsatisfactory. 9. Contrary to best market practice.
e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.	1. Rewards for poor performance are unacceptable.
f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We	1. Compensation should be balanced.

i. We will normally vote for proposals that reduce supermajority voting limits.	1. We support reductions in super majority voting. 2. Existing super majority voting conditions are reasonable.
j. We will vote in favour of shareholder resolutions for confidential voting.	1. We encourage confidential voting.
5. Capital Structure and Corporate Restructuring	
a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.	1. Companies are free to incorporate anywhere. 2. Actions motivated to entrench management.
b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.	1. Dual classes of stock are inappropriate.
6. Mergers, Tenders Offers & Proxy Contests	
a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.	1. We agree with the merger. 2. We object to the merger.
7. Social, Environmental, Political & Cultural	
a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.	1. Companies should feel free to compete anywhere in the world.
b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues	1. Special interest proposals should not be addressed in the proxy.

through engagement.	
c. Unless directed by clients to vote in favour of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.	1. Proposal poses an unnecessary economic cost on the company
8. Administrative and Operations	
a. Occasionally, stockholder proposals, such as asking for reports, conducting studies and making donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.	1. Special reports, studies and disclosures are not considered economic.
b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.	1. Regulatory agencies do not require this action.
9. Miscellaneous	
a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.	1. Voted in accordance with a client guideline.
b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).	1. Obstacles exist to effectively voting this proxy. 2. Local voting practices could restrict our ability to manage the portfolio.
c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise	1. Voting delegated to a proxy voting service per our guidelines.

C. Global Voting and Corporate Governance Procedures

Overview

Where clients have delegated the discretion to exercise the voting rights for shares they beneficially own to UBS Global AM, we have a fiduciary duty to vote shares in the clients’ best interests. These procedures provide a structure for appropriately discharging this duty, including the handling of conflicts of interest.

I. Corporate Governance Committees

Members

The UBS Global Asset Management Global Corporate Governance Committee (the “Global Committee) will approve the membership of the UBS Global AM Corporate Governance Committee (the “Americas Committee”). The membership in the Global Committee will be approved by the Equities Investment Committee of UBS Global Asset Management.

Responsibilities of the Global Committee

  To review, approve and oversee the implementation of the Global Corporate Governance Principles.
  Keep abreast of and share trends in corporate governance and update these principles as necessary.
  To provide a forum for discussing corporate governance issues between regions.
  Coordinate with the Communications group on all corporate or other communication related to global proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Engage and oversee any independent proxy voting services being used.
  Oversee the activities of the Local Corporate Governance Committees.

  Review and resolve conflicts of interest.

Meetings

Meetings will be held at least quarterly.

Local Corporate Governance Committees

Each office or region, as applicable, will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. Each Local Corporate Governance Committee will set its own agenda. The Global Committee will nominate the chairs for the Local Corporate Governance Committees. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

Responsibilities of the Americas Committee

The Americas Committee will serve as the local committee and is responsible for implementing this Policy in the Americas Region.

  Keep abreast of and share trends in corporate governance and update local policy as necessary.
  Provide a forum for discussing corporate governance issues within a region.
  Oversee the proxy voting process.
  Coordinate with the Communications group all corporate or other communication related to local proxy issues.
  Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.
  Interpret the Global Corporate Governance Principles in the context of local legal requirements and practice, updating local policy as necessary.
  Minutes of meetings to be sent to the Global Committee.

Meetings

Meetings will be held at least twice a year.

II. Interaction with Company and Board of Directors

Relationship with the Company and the Board of Directors

  On behalf of our clients, we aim to be supportive, long-term shareholders. We seek to develop both a long-term relationship and an understanding of mutual objectives and concerns with the companies in which we invest.

  We do this through meetings between our investment analysts and portfolio managers, on the one hand, and company management and the board of directors, on the other.
  These meetings enable us to have discussions with company management and the board of directors about corporate strategy and objectives and to make an assessment of management’s performance. They also allow us to monitor a particular company’s development over time and assess progress against our expectations as investors. They also give us an opportunity to outline what our expectations are and to explain our views on important issues.

Formal Communications with the Board

Where we suspect poor corporate governance may negatively impact the long-term valuation of the company (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.
If action is considered necessary, we will attempt to arrange an informal meeting with one or more non-executive (outside) directors to gather additional information and to learn more about the company’s corporate governance practices. The intent of the meeting with non-executive (outside) directors is to understand the company better and to communicate our concerns.
All efforts to contact management or the board of directors regarding specific corporate governance issues should be approved by the Global Committee or if time is of the essence the Head or Deputy Head of Global Equity, and the Legal & Compliance Department.
If it is determined that appropriate corporate governance practices are not present or likely to be put in place, then we may:
Formally communicate with the Chairman of the Board or the full Board of Directors;
Withdraw our support for the common stock;
Reflect our positions in our proxy vote opportunities; or
Contact other shareholders regarding our concerns.

Any such steps may only be taken in compliance with applicable law.

III. Contacting the Media

UBS Global AM generally will not comment on any matters relating to corporate governance or proxy issues of any individual company. This policy is based on issues of client privilege as well as assuring compliance with various regulations. Requests from the media for general information relating to this Policy, comments on corporate governance or proxy issues relating to a specific security or general, non-specific issues related to corporate governance, must be directed via Communications/Marketing (country/region/business/investment/global) to the relevant investment area and Legal & Compliance Department. They will determine if there is to be an exception to this rule and inform the relevant Marketing/Communications team. The situation will be explained to UBS Media Relations who will notify the journalist of our position.

IV. Proxy Voting Process

Given the magnitude of the effort, availability of resources and local customs, certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. All proxy voting matters will be managed by a dedicated team located in the London office, irrespective of where the underlying client is managed.

The Global and Local Corporate Governance Committees, as appropriate, will bring Legal & Compliance into the decision making process on complex issues and on issues involving conflicts of interests.

The Americas Committee will appoint a deputy who is responsible for voting of all routine proxy matters in accordance with these policies and procedures. The deputy will contact the appropriate industry analyst and/or the members of the Americas Committee for guidance on how to vote non-routine matters.

The Americas Committee, or its delegate, will:

  Take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority and where we intend to vote;
  Instruct the Head of Operations to recall, if possible, securities that are currently on loan so that they may be voted on non-routine proxy matters;
  Implement procedures to identify conflicts and vote such proxies in accordance with Section VI of these procedures;
  Implement procedures to vote proxies in accordance with client direction if applicable; and
  Conduct periodic due diligence on any proxy voting services being employed.

V. Proxy Voting Disclosure Guidelines

General

  Upon request or as required by law or regulation, UBS Global AM will disclose to a client or client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

  Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal & Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below).

  Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance Department.
  Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.
  Companies may be provided with the number of shares we own in them.
  Proxy solicitors will not be provided with either our votes or the number of shares we own in a particular company.
  In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the manner in which we voted.
  We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

The Chairman of the Global Committee and the Chair of the Americas Committee must approve exceptions to this disclosure policy.

VI. Proxy Voting Conflict Guidelines

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. {Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.} In the event of any issue arising in relation to Affiliates, the Chair of the Global Committee must be advised, who will in turn advise the Chief Risk Officer.
  Where UBS Global AM is aware of a conflict of interest in voting a particular proxy, the Americas Committee will be notified of the conflict and will determine how such proxy should be voted.

VII. Record Keeping

UBS Global AM will maintain records of proxies voted. Such records include copies of:

  Our policies and procedures;
  Proxy statements received;
  Votes cast per client;
  Number of shares voted;
  Communications received and internal documents created that were material to the voting decision; and
  A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision.

Nothing in these procedures should be interpreted to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegates or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their policy statement.

Appendix A

Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-end and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures, which are the policy and procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The policy and procedures may be described in the SAI or attached as an exhibit to the registration statement.
That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.
That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Securities and Exchange Commission’s (Commission) website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
2.	Shareholder Annual and Semi-annual Report (Open-End and Closed- End Funds) Management is responsible for ensuring the following:
That each Fund’s shareholders report contain a statement that a description of this policy and procedures is available (i) without charge, upon request, by calling a toll free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.
That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll- free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonable practicable after filing the report with the Commission, and must remain available on the website as long the Fund discloses that it is available on the website.
3.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That this policy and procedures are described in Form N-CSR. In lieu of describing these documents, a copy of this policy and procedures may simply be included with the filing. However, the Commission’s preference is that the procedures by included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter, or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:
That the securities lending agreement used by a Fund will provide that when voting or consent rights that accompany a loan pass to the borrower, the Fund making the loan will have the right to call the loaned securities to permit the exercise of such rights if the matters involved would have a material affect on the applicable Fund’s investment in the loaned security.
That each fund files its complete proxy voting records on Form N-PX for the twelve month period ended June 30 by no later than August 31 of each year.

Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure:
The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure that Funds’ compliance with relevant federal securities laws.

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Americas Committee and Chief Compliance Office of UBS Global AM or
his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by Funds’ and UBS Global AM’s Chief Compliance Officer of
effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance
Officer

•	Periodic review of any proxy votes by the Americas Committee

Compliance Dates

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance
Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance
Officer

•	Periodic review of proxy votes by the Americas Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transaction Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Proxy Voting

Policy

27.1. Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

27.2. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. ISS is a leading provider of corporate governance and proxy voting services. Their main objective is to assist institutional investors by researching the financial implications of proxy proposals and by casting votes that will enhance and protect shareholder returns. In most cases, we agree with the recommendations of ISS, however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than ISS if we believe it in the best interest of our clients.

Background

27.4. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

27.3. Westwood’s Assistant Vice President of Operations has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

27.5. Westwood has adopted the following procedures to implement the firm’s policy:

27.5.1. Proxy Voting Records. With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A summary of voting is sent to each client on an annual basis.

27.5.2. Voting Procedures

a. Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients;

b. All proxy materials that Westwood is responsible for voting on behalf of clients shall be forwarded to ISS;

c. Westwood’s analysts review the ISS proxy voting recommendations on a bi-monthly basis. The analyst may choose to vote differently than ISS if the analyst believes it is in the best interest of the client;

d.	If Westwood chooses to vote differently than ISS, we have access to change votes online through the ISS website. If Westwood agrees with ISS recommendations, no response to ISS is necessary;

e.	ISS will complete the proxy and mail the proxy in a timely and appropriate manner.

27.5.3. Disclosure

a.	Westwood will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request a proxy voting summary information regarding how Westwood voted a client’s proxies, and that clients may request a copy of these policies and procedures.

b.	The Assistant Vice President of Operations will also send a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Document; or the Assistant Vice
President of Operations may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

27.5.4. Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Assistant Vice President of Operations.

b.	In response to any request the Assistant Vice President of Operations will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which client inquired.

27.5.5. Voting Guidelines

a.	Westwood has engaged ISS (Institutional Shareholder Services) for assistance with the proxy voting process for our clients. The ISS Proxy Voting Guidelines are attached as Exhibit H.

b.	Westwood analysts will review the ISS proxy voting recommendations bi-monthly using the following guidelines:

i. Westwood will vote proxies in the best interests of each particular client.

ii. Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.

iii. Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

27.5.6. Conflicts of Interest

a.	Westwood will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Westwood with the issuer of each security to determine if
Westwood or any of its employees has any financial, business or personal relationship with the issuer.

b.	If a material conflict of interest exists, the Assistant Vice President of Operations will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through the objective means of voting consistent with the independent third party ISS voting recommendations.

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

27.5.7. Recordkeeping. The Assistant Vice President of Operations shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	A proxy voting summary from ISS;

c.	Any document Westwood created that was material to making a decision to vote in opposition to
ISS’s recommendation, or that memorializes any such decision; and

d. A copy of each written request from a client for a proxy voting summary, and a copy of any written response.